PARNASSUS INCOME FUNDS

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06673

Parnassus Income Funds

(Exact name of registrant as specified in charter)

One Market—Steuart Tower #1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Income Funds

One Market—Steuart Tower #1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Item 1:	Report to Shareholders

THE PARNASSUS FUNDS

Annual Report December 31, 2007

Parnassus Fund Parnassus Small-Cap Fund Parnassus Equity Income Fund Parnassus Workplace Fund Parnassus Mid-Cap Fund Parnassus Fixed-Income Fund

Parnassus Fund	(PARNX	)
Parnassus Equity Income Fund–Investor Shares	(PRBLX	)
Parnassus Equity Income Fund–Institutional Shares	(PRILX	)
Parnassus Mid-Cap Fund	(PARMX	)
Parnassus Small-Cap Fund	(PARSX	)
Parnassus Workplace Fund	(PARWX	)
Parnassus Fixed-Income Fund	(PRFIX	)

THE PARNASSUS FUNDS

February 11, 2008

DEAR SHAREHOLDER:

It was quite a ride for stocks in 2007. They rose at a healthy clip in the first half of the year, reflecting a relatively resilient economy, but the market deteriorated in the second half as investors became concerned about the mortgage crisis and the condition of the economy overall. Despite the cut in interest rates by the Federal Reserve, we saw the unemployment rate rise to 5% by year-end. The Parnassus Equity Income Fund had a great year, returning 14.1% versus 5.5% for the S&P 500. In this report, you’ll find out more about how each of our funds performed, as well as our outlook and strategy. We have combined the information on all of our funds into one report to make them easier for shareholders to read and also to save paper.

Shareholder Communication Awards

We believe an essential part of our job in serving you, the shareholder, is to communicate how we’ve performed for you and how we invest in general. We try to use plain language and explain things in a straightforward way. We try to talk about our mistakes as well as our successes. We take pride in these reports, but until now, you’ve had to take our word for it that these reports are among the best in the mutual fund world. Now we’re proud to say that we have some confirmation. In October, the Mutual Fund Education Alliance (MFEA) awarded Parnassus with their STAR award for the best Annual Report to Shareholders for a small fund group. The MFEA is a mutual fund industry trade group that gives annual awards to fund groups for various categories in shareholder communication. We also won the award for the best retail website, also for the small fund category. We believe our website is a great tool to provide our shareholders with current and historical information on their investment with Parnassus. We won’t let these awards go to our head, though. We’ll keep working hard to write informative, clearly-written reports; we’ll also keep improving our website.

Thank you for being an investor with Parnassus.

Jerome L. Dodson	Stephen J. Dodson
President	Executive Vice President and
Chief Operating Officer

The Parnassus Funds	1

THE PARNASSUS FUND

As of December 31, 2007, the net asset value per share (NAV) of the Parnassus Fund was $36.66, so after taking dividends into account, the total return for the year was 5.43%. This compares to 5.49% for the S&P 500 Index (“S&P 500”), 6.43% for the Lipper Multi-Cap Core Average and 10.66% for the Nasdaq Composite Index (“Nasdaq”). We finished the year with about the same return as the S&P 500, but we lagged behind both the Nasdaq and the Lipper average.

Although we finished the year in line with the S&P 500, the results were disappointing, considering that year-to-date figures at the end of the September quarter showed that we were 3.7 percentage points ahead of the S&P 500, 3.42 percentage points ahead of the Lipper average and 0.35 percentage points ahead of the Nasdaq. The Fund had a difficult fourth quarter, as we dropped 6.56% compared to a decline of only 3.33% for the S&P 500 and 2.88% for the Lipper average. We’ll discuss what happened in the Analysis.

For the longer term (ten-year period), the Fund is slightly ahead of the S&P 500 and the Nasdaq, but somewhat behind the Lipper average. Below are a table and a graph comparing the Parnassus Fund with the S&P 500, the Nasdaq and the Lipper Multi-Cap Core Average over the past one-, three-, five- and ten-year periods.

Average Annual Total Returns

for periods ended December 31, 2007

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
PARNASSUS FUND	5.43%	7.33%	8.46%	5.93%	1.02%	1.00%
S&P 500 Index	5.49%	8.62%	12.82%	5.91%	NA	NA
Lipper Multi-Cap Core Average	6.43%	8.73%	13.33%	7.07%	NA	NA
Nasdaq Composite Index	10.66%	7.65%	15.46%	5.90%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Price Index, also known as the S&P 500 Index and the Nasdaq Composite Index are unmanaged indices of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, through April 30, 2008.

Analysis

Before I analyze the Fund’s annual performance, I would like to explain the reasons for the shortfall in the fourth quarter. As I indicated earlier, at the end of the third quarter, we were ahead of the S&P 500 by over three percentage points, but the Fund lost 6.56% in the fourth quarter, compared to a loss of 3.33% for the S&P or a difference of 3.23 percentage points. The losses from just three companies in the portfolio accounted for a 3.47% decline in the NAV during the quarter, or enough to mean the difference between a substantial edge over the S&P, and falling slightly short of that benchmark for the year.

The stock having the biggest impact for the quarter was the SLM Corporation, better known as Sallie Mae, a provider of student loans for higher education. SLM began the fourth quarter trading at $49.67 a share, but ended the year at $20.14 for an incredible drop of 59% or 78¢ for each Parnassus share. The company had accepted a buyout offer of $60 per share from J.C. Flowers & Co., backed by J.P. Morgan Chase and the Bank of America. After the buyout offer was announced, the stock climbed into the 50’s, but then the Flowers Group withdrew the offer, citing the reduced federal subsidy for student loans and difficult conditions in the credit markets. We sold some shares in the $55-$56 range, but we held onto most of our shares when the stock dropped into the 40s. SLM management indicated that the deal would go through, and there was also a provision that the Flowers Group would have to pay a $900 million break-up fee if they did not complete the transaction. In the end, Flowers reneged on the deal and refused to pay the break-up fee, claiming that conditions had changed. SLM is now suing the Flowers Group.

2	The Parnassus Funds

Much to my surprise, the stock plunged into the 20’s, far below my assessment of its intrinsic value. We’re holding the stock, because we think it’s worth far more that its current quotation.

Powerwave Technologies, a maker of infrastructure products for cellular telephone networks, dropped 35% during the quarter, sinking from $6.16 to $4.03 for a loss of 35¢ for each Parnassus share. Disappointing earnings including a loss for the year, combined with a negative forecast by the company for the immediate future, sent the shares lower. We’re holding the stock, since we think it’s trading at bargain-basement levels, and we think the shares will move higher as wireless phone companies increase capital budgets to build out pending 3G networks.

The third company was Tuesday Morning, a home-furnishings retailer, whose stock dropped 44% from $8.99 to $5.07 for a loss of 29¢ on the NAV for the quarter. The company’s earnings fell far short of expectations because of the weak home-furnishings market, which caused heavy discounting and very low margins.

Because their losses were so great in the fourth quarter, these three companies also accounted for the three biggest losses for the Fund on an annual basis, with each costing the Fund more than 32¢ on the NAV. For the year, SLM dropped 59%, going from $48.77 to $20.14 for a loss of 52¢ for each Parnassus share. Tuesday Morning sank 67% from $15.55 to $5.07, slicing 48¢ off the NAV. Powerwave lost 38%, sliding from $6.45 to $4.03, depressing the NAV by 33¢ for the year.

Fortunately, those three were the only ones that cost us 32¢ or more on the NAV. By contrast, seven companies each added 32¢ or more to each Parnassus share for the year. The big winner was Invitrogen, a company that provides research tools in kit form along with other research products and services to government agencies, corporations and universities involved in molecular biology research. For the year, Invitrogen boosted the NAV by an awesome 72¢ for each Parnassus share, with its stock soaring 65% from $56.59 to $93.41. A restructuring of its product line and redirection of its sales force resulted in higher revenue.

Apache Corporation saw a 62% increase in its stock price, rocketing up from $66.51 to $107.54 for a gain of 63¢ for each Parnassus share. The company searches for and produces oil and natural gas, and the high price of energy has helped the company’s earnings. Also important are new discoveries and increasing output from its natural gas fields in Egypt and increased output from its fields in Australia.

Intel’s share price rose 32% from $20.25 to $26.66 for an increase of 56¢ on the NAV. Intel’s technology leadership and manufacturing advantage over AMD moved the stock higher, as did strong PC and notebook sales, particularly in Europe and Asia.

Citrix Systems climbed 41% during the year from $27.05 to $38.01, adding 53¢ to the NAV. Demand for the company’s core product, PresentationServer, increased substantially, as customers from locations around the world used it to connect their computers to the applications and databases at corporate headquarters. Citrix also saw strong demand for products that control the flow and speed of data delivery within the Internet network.

The Parnassus Funds	3

Ciena makes optical network products for telecommunications providers. Its stock climbed 23% during the year from $27.71 to $34.11 for an increase of 44¢ per fund share. Telecommunications providers have increased capital spending to cope with higher demand for bandwidth. Ciena has been able to increase its operating margins from zero to 16% and revenue is growing at well over 20%.

Texas Instruments contributed 34¢ to each Parnassus share, as its stock went from $28.80 to $33.40 for an increase of 16%. The stock price was depressed at the beginning of the year because of excess inventory. These levels dropped during the first half of 2007, as sales increased for telecommunications semiconductors and a wide range of other products.

Headset-maker Plantronics added 32¢ to each fund share, as the stock climbed 23% from $21.20 to $26.00 by the end of the year. Sales to offices and call centers continue to be strong, and prices are stable, partially because of a competitor’s weakness.

Outlook and Strategy

With this annual report, we have combined all six Parnassus Funds into one report. Each portfolio manager will write his own Outlook and Strategy section. This analysis in the Parnassus Fund section applies to all four funds that I manage: the Parnassus Fund, the Workplace Fund, the Small-Cap Fund and the Mid-Cap Fund.

As this report is being written in mid-January, the economy looks weak. The sub-prime mortgage crisis has made the weak housing market even weaker, and home prices have dropped more than we’ve seen in decades. (There are, of course, a few exceptions to this pattern of falling home prices. Here in my hometown of San Francisco, prices have, on balance, remained firm.) Consumer spending has also been weak across the country either because of the housing crisis, because of high gasoline prices, or for both reasons. This weakness is also reflected in the job market, as the unemployment rate for December climbed from 4.7% to 5.0%—a large increase.

The housing and sub-prime mortgage crises have also changed the debt markets. For years now, there has been an abundant supply of low-cost debt for both speculative and non-speculative purposes. It is now very difficult to borrow for speculative purposes, whether for sub-prime mortgages or highly-leveraged buyout deals.

4	The Parnassus Funds

The stock market fell in the fourth quarter of 2007, and it continues to fall even more in January. The November to April period is normally the strongest time of the year, and the stock market usually goes higher. This unusual decline reflects economic uncertainty.

Although a slight majority of economists are saying that we will avoid a recession, a substantial minority are predicting one in 2008. I’m not sure if we’ll have a recession, but slow-growth and no-growth often feel the same. Regardless of what you call it, the economy will be weak.

On the positive side, if there is a recession, I expect it to be a mild one. The Federal Reserve has done a good job handling this economic weakness—not only by lowering interest rates, but also by making credit more readily available in the banking system and by coordinating with the central banks of other developed nations, so that credit will be readily available overseas. Interest rates are quite low right now, and this should help us to weather the economic storm.

There still won’t be funds available for speculative borrowing such as sub-prime lending and the more highly-leveraged buyouts, but in my opinion, that’s a positive. There’s ample credit available for more constructive economic purposes.

I’m finding a lot of bargain-priced stocks in the market today. It’s possible that shares will go down further, but eventually prices will bounce back.

My current strategy is to stay fully invested, even with the present economic uncertainty. Right now, we have almost half the portfolio in technology stocks, because in my judgment, these stocks have the potential to go a lot higher. Although stocks may fall further, when they come back, they come back quickly, and I don’t want to be on the sidelines.

Yours truly,

Jerome L. Dodson
President

The Parnassus Funds	5

THE PARNASSUS EQUITY INCOME FUND

As of December 31, 2007, the net asset value per share (NAV) of the Equity Income Fund – Investor Shares was $25.31, so after taking dividends into account, the total return for 2007 was 14.13%. This compares to a return of 5.49% for the S&P 500 index (“S&P 500”) and a gain of 4.00% for the average equity income fund followed by Lipper, Inc. The Fund had a great year, as our research team avoided stocks linked to the housing downturn and generated strong gains in the energy, technology, healthcare and insurance sectors. This portfolio strategy proved especially valuable during the volatile fourth quarter of 2007. The Fund was up 2.04% versus a loss of 3.33% for the S&P 500 and a decline of 3.96% for the Lipper index.

While 2007 was a great year, our investment philosophy of engaging in rigorous research to find good businesses at undervalued prices has generated solid long-term results. Despite volatile markets, the Fund has generated average annual returns of more than 10% for the one-, three-, five- and ten-year periods. We are especially pleased that our 10-year average annual return of 10.07% is ahead of the S&P 500’s average annual gain by over 4% per year.

Below are a table and a graph that compare the performance of the Fund with that of the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods.

Average Annual Total Returns

for periods ended December 31, 2007

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
EQUITY INCOME FUND–
Investor Shares	14.13%	10.34%	11.18%	10.07%	1.07%	1.00%
Institutional Shares	14.35%	NA	NA	NA	0.86%	0.79%
S&P 500 Index	5.49%	8.62%	12.82%	5.91%	NA	NA
Lipper Equity Income
Fund Average	4.00%	9.20%	13.05%	6.66%	NA	NA

The total return for the Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 13.12%. The performance of Institutional Shares differ from that shown for the Investor Shares to the extent that the Classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Index, also known as the S&P 500 is an unmanaged index of common stock, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. On March 31,1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus which contains this and other information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated, May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through April 30, 2008 for the Investor Shares and Institutional Shares, respectively.

Review of 2007

The Fund had a terrific year in 2007, as our return of 14.13% far exceeded the 5.49% return for the S&P 500 and the 4.00% return for the Lipper Average. Going into 2007, many of my most trusted analysts, advisors and contacts were telling me to avoid stocks linked to the housing and mortgage market. I was even getting a few calls from my mother in Sonoma County, telling me home prices were starting to fall in the beautiful wine country. I agreed with my team’s advice, and the biggest driver of our 2007 performance was avoiding bank stocks and finding profitable investments in financial companies not linked to sub-prime mortgages.

As the year unfolded, our theory about the housing market proved correct. Dominating the news were near daily reports of falling real estate prices, delinquent mortgages and home foreclosures. The severity and frequency of the bad news accelerated during 2007, and as the year reached a close, the average financial stock in the S&P 500 had declined a whopping 18.6% for the year. As a result, our decision to underweight the financial sector in the portfolio added 2.0% to our lead versus the S&P 500 during 2007.

6	The Parnassus Funds

While the strategy of sidestepping mortgage companies proved to be correct, it was our stock-picking within the financials sector that added the most to our performance in 2007. While the average financial stock in the S&P 500 plunged over 18%, ours rose 7.2% for 2007. We posted large investment gains in stable, growing insurance companies such as AFLAC and the Tower Group. As these companies reported strong earnings, they attracted investors fleeing the troubled home finance sector. This positive stock picking in the financial sector boosted our return by an amazing 3.5% for the year versus the S&P 500. As a result, due to some superb research by my analysts, the final scoreboard showed the financial sector accounting for 5.5% of the Fund’s 8.64% outperformance relative to the S&P 500 for 2007.

Healthcare was the second-largest contributor to our performance in 2007, as good stock-picking and an overweight position added 2.18% to our return versus the S&P 500. Analysts Pearle Lee, Ben Allen and Matt Gershuny all did a great job identifying healthcare stocks that could grow earnings despite a slowing economy.

The Fund also did very well in energy as the industry added 1.34% to our lead versus the S&P 500. We entered the year very bullish on the prospects for oil prices and had profitable investments across exploration, pipelines and refiners.

Finally, our technology exposure, lead by senior analyst Lori Keith, had a strong year, boosting our return by 1.17% versus the S&P 500. She did an outstanding job finding stocks with strong catalysts, trading at undervalued prices.

While I am very pleased with the Fund’s results, rest assured our team is working harder than ever to maintain our strong long-term performance. Over the past three years, we have hired five very talented analysts who are making significant contributions to the Fund. I am honored to work with this team.

Company Analysis

Tuesday Morning, the closeout retailer of home goods, was the Fund’s biggest disappointment this year. The stock dropped 67%, from $15.55 to $5.07, reducing the NAV by 33¢. This investment has suffered from the twin evils of being associated with housing and retail. Like Pier 1 and Restoration Hardware, Tuesday Morning saw store traffic drop dramatically from the levels of a few years ago. This resulted in industry-wide discounting, which greatly reduced earnings.

The Fund’s biggest winner of 2007 was oil and gas exploration company Apache. Based on record-high oil prices and strong production growth, the stock soared 62% during 2007 from $66.51 to $107.54, which increased the NAV by a whopping 57¢. I met with management during 2007 in Boston, Houston and New Orleans and remain very impressed with their business. Not only does Apache do a great job finding oil and gas around the globe, they also operate with responsible business ethics. The company is utilizing cutting-edge carbon-dioxide injection technology in Canada that helps reduce greenhouse gases. In addition, Apache is building dozens of schools for young girls in Egypt.

The Parnassus Funds	7

Microsoft was a big contributor to the Fund, adding 30¢ to the NAV, as the stock gained 20% from our cost of $29.57 to $35.60. This is a new investment for the Fund, as Parnassus has avoided Microsoft in the past, due to concerns about the company’s aggressive business practices and anti-trust lawsuits. However, as of 2006, many of Microsoft’s largest class action lawsuits were resolved. This prompted a social review at Parnassus, during which we concluded that Microsoft was eligible for investment. We were especially impressed that Microsoft leads the way in establishing common labor standards for electronics suppliers, provides terrific employee benefits and is dedicated to maintaining a diversified workplace.

Once Microsoft passed our social screen, Senior Analyst Lori Keith led the fundamental research efforts. She convinced me that the company’s leadership in desktop software and its rich pipeline of new products for mobile devices, servers and desktops, made the investment attractive. I believe that these positive attributes will support the stock, even if the economy slows down. This is why Microsoft was the largest position in the portfolio at year-end.

Google was up 51% from our average cost of $458 to $691 at year-end, adding 28¢ to the NAV. The company continues to win market share in the high-growth online-advertising industry. As of last November, according to industry analysis firm ComScore, Google enjoyed a 59% market share of Internet searches in the United States and a 70% share internationally. This share should increase throughout 2008.

Back in October, Senior Analysts Ben Allen and Lori Keith attended Google’s annual analyst day. They reported that the company’s core Internet search business should continue to outpace industry growth. They also were excited about the company’s other growth opportunities, like YouTube and non-Internet advertising. It is because of these exciting growth opportunities that the Fund still has a sizeable position in Google.

Chemed was our big winner in healthcare this year, as the stock was up 51% from $36.98 to $55.88, adding 26¢ to the NAV. As you may recall from previous reports, Chemed is the parent company of VITAS, the leader in the hospice industry, and Roto-Rooter, the leader in plumbing and drain-cleaning services. The stock was up this year because both business lines performed well, allowing the company to achieve earnings higher than expected. Even more impressive to me than these earnings is the consistent cash-flow that the company generates. As analyst Ben Allen reminds me, Chemed’s cash-flow generation and predictable businesses should support the stock even if the economy gets rocky. This is why I have increased my holdings in Chemed since the third quarter.

Insurance company AFLAC had a great year, boosting the NAV by 21¢ as the stock soared 36% from $46 to $62.63 per share. The company began 2007 plagued by investor pessimism about the challenging life insurance market in Japan and the company’s turnaround initiatives. Throughout 2007, however, AFLAC has demonstrated that the turnaround in Japan sales has made solid progress and the momentum in the U.S. business remains strong. In addition, as a testament to the company’s superior franchise, AFLAC has been selected by the Japan Post Office to be the exclusive provider of cancer insurance through the nationwide postal office network. Finally, the general flight to quality financial companies that followed the debacle of financial stocks has contributed to

8	The Parnassus Funds

renewed interests in a company that is benefiting from significant exposure to non-U.S. operations and can deliver consistent double-digit earnings growth.

Valero, the large refinery company, had a great year as its stock jumped 37% to $70.03 from $51.16, boosting the NAV by 20¢. Based on strong demand for petroleum products and limited refining capacity in the U.S., Valero’s profit margins hit record levels of over $20 a barrel during 2007. We remain bullish on Valero’s long-term prospects. It is now the largest oil refiner in North America and it has been 30 years since a new refinery has been built in the United States. While the company still has room for improvement, Valero has been doing a much better job in recent years in improving its environmental record.

Strategy For 2008

For 2008, we will continue to play defense as the economic picture looks weak. While the U.S. economy grew at a robust 4.9% in the third quarter of 2007, the fourth quarter growth will likely show a significant slowdown with an estimated real GDP growth of only 1.0%. The fallout from the bursting of interconnected bubbles in the housing and credit markets has put the U.S. economy on a challenging path for the year ahead. Since our last quarterly report, housing deflation has intensified with home prices down even more than during the early 1990s correction. From peak to trough, home prices were down 6.7% during 1989-1991, as measured by the S&P/Case-Shiller index, while the current decline stands at 7.3% since the high in June 2006. Meanwhile, the unemployment rate increased to 5% from 4.7% last quarter, oil finished the year at $95.98 compared to $60.50 last year, and consumer confidence at the end of 2007 was at its lowest level of the year.

Amid these weak economic conditions, the Federal Reserve stimulated the economy by cutting the federal funds rate by another 50 basis points during the fourth quarter to 4.25%. As we mentioned in the last report, this stimulus is unlikely to eliminate the downside risk to the economy, though it may shorten the length of a potential economic slowdown. So far, the efforts of the Fed have produced only marginally positive effects in an environment where risk aversion prevails and doubts about financial institutions’ capital adequacy still linger. In fact, since the Fed first cut rates on September 18th until the end of the year, the stock market fell almost 5%.

Until recently, one could argue that as long as the job market grew, supporting income growth, the U.S. consumer would keep on spending. However, there is now increasing evidence that the employment picture has deteriorated. The latest employment report shows that only 18,000 jobs were created (the lowest increase since August 2003), private payrolls were down 13,000, and the unemployment rate was up to 5%. In addition, after three consecutive months of negative real wage growth, we will likely see continued economic weakness as food and oil price inflation offsets gain in salary increase. This negative real income trend combined with falling home values, declining consumer confidence and record oil prices, is pointing to weak consumer spending over the next few quarters. This theory is the cornerstone of our defensive posture for the Fund.

Homebuilding should also remain sluggish. In the short term, homebuilders face two problems: excess inventory, with more than 10 months worth of supply, and a lack of affordability. In addition, longer term, demand for houses will be significantly lower than during the 1995-2005 period as the home ownership rate continues to fall. This rate peaked in 2004 at 69.2% and has since dropped by a full percentage point to 68.2%. According to a Goldman Sachs report, two fundamental factors underlie this trend and are likely to continue. First, rising foreclosures mean that some homeowners are involuntarily becoming renters. Second, because of tightening mortgage credit standards and reduced availability of high loan-to-value mortgages, the home ownership rate among the next group of young households will likely be much lower than during the boom period. As a result of this long-term structural over-supply and lack of affordability, we are not tempted to buy homebuilding stocks.

The Parnassus Funds	9

Even after enduring a massive correction in 2007, the financial sector still looks vulnerable to the ongoing credit crisis. The lack of transparency among financial institutions, and the ensuing loss of trust, have left investors with little confidence in the reported earnings of most bank stocks. In order to regain investors’ faith, banks will need to show that they have disclosed all their losses and, more importantly, that the peak in credit losses is past. Although progress has been made on the first point, the complexity of new financial instruments makes it hard even for experts to determine the scope of the losses. The second issue might prove to be the most lengthy and difficult to resolve. One emerging concern is that the trend in defaults that affected the mortgage market will spread into the corporate world, producing a second wave of losses that could potentially rival sub-prime losses. Citigroup estimates that U.S. leveraged corporate defaults will rise from 1.3% last year to 5.5% at the start of 2009 – and this assumes no recession. It appears that the same laxity that caused the sub-prime mess may have extended into some segments of corporate loans. Consequently, we continue to avoid the sector because we think the current financial stocks’ downturn will take more time to work through than most people think.

Finally, current market expectations for both the consumer discretionary and financial sectors’ earnings growth rates appear to be too high. According to estimates from Standard & Poor’s, the operating earnings of the consumer discretionary sector will grow 23.1% in 2008 after declining 12.7% in 2007. Meanwhile, earnings in the financial sector are expected to increase 18.5% in 2008 compared to a drop of 18.9% in 2007. It is interesting to note that both of these 2008 growth estimates exceed the ones achieved in 2006, when the economy was growing at 2.9%, compared to an estimated 2.2% for this year. In essence, investors are expecting big earnings growth despite a slower economy, which doesn’t make sense. Accordingly, we see continued weak performance of these two sectors relative to the market.

Against this backdrop, we are maintaining our investment themes from 2007 with only slight modifications. We remain underweight in the consumer discretionary and financial sectors, due to our economic views. The Fund is also underweight in industrial stocks, since we feel a slowing economy increases risk for that sector. Our biggest overweight position remains in the healthcare industry, because we have found many companies there that can grow earnings, even in the current economic climate. The Fund also remains overweight technology and energy stocks, but has scaled back our exposure in each sector a bit, due to higher valuations and concerns about a slowing economy. We have used the proceeds from these sales to build our cash position to 8% of Fund assets. While the economic outlook is challenging, I feel we own a collection of great businesses in the portfolio and will look to add more during market corrections in 2008.

Yours truly,

Todd C. Ahlsten
Portfolio Manager

10	The Parnassus Funds

THE PARNASSUS MID - CAP FUND

As of December 31, 2007, the net asset value per share (NAV) of the Parnassus Mid-Cap Fund was $17.39, so after taking dividends into account, the total return for the year was 1.81%. This compares to 1.98% for the Lipper Mid-Cap Value Index and 5.60% for the Russell Midcap Index. The reason for the disparity is that “growth stocks” were responsible for the rise in the Russell Index, while “value stocks” did not do as well, as reflected in both the Fund’s performance and the Lipper Index. For the fourth quarter, the Mid-Cap Fund dropped 6.24% compared to a loss of 5.05% for the Lipper average and a decline of 3.55% for the Russell Midcap Index.

Below are a table and a graph that compare the performance of the Mid-Cap Fund with that of the Russell Midcap Index and the Lipper Mid-Cap Value Average. For the period since September 30, 2005, when the Fund first had most of its assets in stocks instead of cash, the Mid-Cap Fund lagged the Russell Midcap Index, but outperformed the Lipper Mid-Cap Value Average.

As you can see from the table, the Mid-Cap Fund is about one percentage point ahead of the Lipper Mid-Cap Value Average for the period since September 30, 2005, when the Fund first had most of its assets invested in stocks.

Average Annual Total Returns

for periods ended December 31, 2007

	One Year	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
MID-CAP FUND	1.81%	9.46%	7.62%	5.31%	1.42%
Russell Midcap Index	5.60%	10.26%	14.03%	NA	NA
Lipper Mid-Cap Value Average	1.98%	8.44%	11.87%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, through April 30, 2008.

Analysis

Three companies depressed the Fund’s return by 20¢ or more per share. The one that hurt us the most was Micron Technology, which knocked 38¢ off the NAV, as its stock sank 48% from $13.96 to $7.25. The company makes memory chips, which were oversupplied in 2007, causing prices to fall.

SLM Corporation, better known as Sallie Mae, cost the Mid-Cap Fund 36¢ per share, as its stock fell 59% from $48.77 to $20.14 by the end of the year. See the SLM discussion in the Parnassus Fund section for the reasons for the decline.

First Horizon dropped 57% for the year, falling from $41.78 to $18.15 for a decline of 34¢ on the NAV. See the Parnassus Workplace Fund discussion for details.

The Parnassus Funds	11

The big winner for the year was Invitrogen, the maker of supplies for molecular biology research. The stock rose 65% from $56.59 to $93.41 for a gain of 32¢ for each fund share. See the Parnassus Fund discussion for the details.

Citrix Systems contributed 20¢ to each fund share, as its stock climbed 41% from $27.05 to $38.01. See the Parnassus Fund section for more information.

At the present time, almost half the Mid-Cap portfolio is in technology stocks. In my view, technology shares have a lot of upside potential, especially mid-cap companies, so we’re expecting a good year in 2008.

Yours truly,

Jerome L. Dodson
President

12	The Parnassus Funds

THE PARNASSUS SMALL - CAP FUND

As of December 31, 2007, the net asset value per share (NAV) of the Parnassus Small-Cap Fund was $16.91, so after taking dividends into account, the total return for the year was a loss of 3.92%. This compares to a loss of 1.57% for the Russell 2000 Index and a loss of 1.00% for the Lipper Small-Cap Core Average. As with the Parnassus Fund and the Workplace Fund, this finish was disappointing, because the Small-Cap Fund was well ahead of both indices for the year-to-date as of September 30.

The fourth quarter was very difficult for almost all small-cap stocks, but especially difficult for the Parnassus Small-Cap Fund which lost 8.56% during the quarter, compared to a loss of 4.58% for the Russell 2000 and a loss of 5.69% for the Lipper average.

Below are a table and a graph that compare the performance of the Small-Cap Fund with that of the Russell 2000 and the Lipper Small-Cap Core Average. You will notice that despite our weak performance for the quarter, the Fund is still ahead of the Russell 2000 Index and the Lipper Small-Cap Core Average for the period since September 30, 2005, which is when the Fund first became substantially invested. (From inception on April 29, 2005 until then, the Fund had the majority of its assets in cash.)

Average Annual Total Returns

for periods ended December 31, 2007

	One Year	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
SMALL-CAP FUND	(3.92%)	8.55%	8.01%	3.05%	1.42%
Russell 2000 Index	(1.57%)	7.57%	12.37%	NA	NA
Lipper Small-Cap Core Average	(1.00%)	6.54%	11.18%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.40% of net assets, exclusive of acquired fund fees, through April 30, 2008.

Analysis

Four companies in the Small-Cap portfolio each accounted for losses of 23¢ or more per fund share, while three companies accounted for gains of 23¢ or more each. The one that hurt us the most was Tuesday Morning, the home-furnishings retailer, whose stock sank 67% from $15.55 to $5.07, subtracting 51¢ from the NAV. This 51¢ loss depressed the Fund’s return by 2.8%, or more than the 2.35 percentage points by which the Fund underperformed the Russell 2000 Index for the year. The company’s earnings fell far short of expectations because of the weak home-furnishings market.

Powerwave Technologies, a maker of infrastructure products for cellular telephone networks, dropped 35% during the quarter, sinking from $6.16 to $4.03 for a loss of 26¢ on the NAV. A loss for the year plus the company’s bleak forecast for the immediate future, sent the shares lower. We’re holding onto the stock, since we think it’s trading at bargain-basement levels and will move higher as wireless phone companies increase capital budgets to build out pending 3G networks.

ACI Worldwide is an electronics payment software and service provider, whose shares dropped 15% from $22.32 where we bought it late in the third quarter of the year to $19.04 by year’s end, slicing 28¢ off the NAV. Earnings have been weak, as customers have delayed upgrading to the company’s latest software release.

The Parnassus Funds	13

RadiSys cost the Fund 25¢ per share, as its stock dropped 23% from $16.67 at the first of the year to $12.89, where we sold it in the middle of the year. Our original motivation for investing was development of the Promentum, a 10-gigabit switch for wireless base stations to help digital packets of information move through the network. Unfortunately, the product was not widely adopted and we lost confidence in management.

Looking on the bright side, we had three companies that did very well for us. LifeCell added 54¢ to the NAV as its stock soared 79% from $24.14 to $43.11. The company provides tissue regeneration and cell preservation products such as tissue graft AlloDerm used in the treatment of third-degree burns and reconstructive surgery. The stock had been trading at depressed levels early in the year, because of investor concern about competing products, but as it turned out, LifeCell had the best product, and the shares moved higher.

Invitrogen, the maker of research products for molecular biology, boosted the NAV by 41¢, as its stock rocketed up 65% from $56.59 to $93.41. A restructuring of its product line and redirection of its sales force resulted in higher revenue.

Ciena added 23¢ to each fund share, with its stock climbing 23% for the year from $27.71 to $34.11. Telecommunications providers have increased capital spending for the company’s optical network products.

Right now, there is a lot of economic uncertainty and for that reason, we have a somewhat defensive position in the Small-Cap Fund including keeping 14% of net assets in cash.

Yours truly,

Jerome L. Dodson
President

14	The Parnassus Funds

THE PARNASSUS WORKPLACE FUND

As of December 31, 2007, the net asset value per share (NAV) of the Parnassus Workplace Fund was $17.60, so after taking dividends into account, the total return for the year was 5.64%. This compares to 5.49% for the S&P 500 and 6.43% for the Lipper Multi-Cap Core Average, so we slightly outperformed the S&P 500, but lagged the Lipper average. As with the Parnassus Fund, this finish was disappointing, because the Workplace Fund was up 10.32% year-to-date as of September 30, compared to 9.13% for the S&P 500 and 9.41% for the Lipper average. In the fourth quarter, the Fund dropped 4.24%, compared to a decline of 2.88% for the Lipper average and a loss of 3.33% for the S&P 500.

Below are a table and a graph comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper Multi-Cap Core Average. The Fund first became substantially invested around September 30, 2005, and since that time the Fund is up about the same as the S&P 500, but ahead of the Lipper average. (For the period from April 29, 2005 until September 30, 2005, the Fund had the majority of its assets in cash.)

Average Annual Total Returns

for periods ended December 31, 2007

	One Year	Since September 30, 2005	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
WORKPLACE FUND	5.64%	10.24%	8.94%	4.05%	1.21%
S&P 500 Index	5.49%	10.30%	11.42%	NA	NA
Lipper Multi-Cap Core Average	6.43%	9.79%	12.00%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Standard and Poor’s 500 Composite Stock Price Index, also known as the S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus, which contains this and other information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999–3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, through April 30, 2008.

Analysis

As with the Parnassus Fund, the fourth quarter of the Workplace Fund was somewhat disappointing. Although we did manage to beat the S&P 500 for the year by a small amount, we lagged the annual return for the Lipper average. By contrast, we were ahead of both benchmarks going into the fourth quarter. For the fourth quarter, the fund lost 4.24% compared to a loss of 3.33% for the S&P and a loss of 2.88% for the Lipper average, so we underperformed the S&P by 0.91 percentage point and we underperformed the Lipper by 1.36 percentage points. One company caused a loss of 2.74% to the NAV. In other words, had we not suffered that loss, we would have beaten both the benchmarks for the quarter and the year.

That company was a regional bank based in Tennessee called First Horizon. The company was #46 last year on Fortune’s list of the “100 Best Companies to Work For” and it has been on the list for the last ten years. The company is well managed and has a reputation for being a good employer which helps it attract talent.

Unfortunately, the company has been caught up in the housing meltdown. Although First Horizon does not have a lot of sub-prime exposure, it does have a lot of construction and home equity loans that may go bad. The company announced a $150 million write-down for the fourth quarter, which will probably mean a loss for 2007.

For the quarter, the stock sank from $26.66 to $18.15 for a loss of 32% and drop of 28¢ on the NAV. For the year, the stock fell 57% from $41.78 to $18.15 for a loss of 51¢ for each fund share.

The Parnassus Funds	15

I’m still holding onto the stock, since I think its price will be much higher by the end of 2008. There are some real concerns regarding construction loans and mortgage lending, but the share price is far below the company’s intrinsic value.

Fortunately, First Horizon was the only stock in the portfolio to lose more than 15¢ per fund share for the year. On the positive side, six companies accounted for gains of more than 15¢ on the NAV.

Refiner Valero Energy Corporation contributed the most for the year with a 27¢ addition to the NAV, as its shares climbed 37% from $51.16 to $70.03. The company is an efficient operator and the United States has a limited amount of refining capacity, since it’s been years since a new refinery was built in this country. The spread between crude oil and gasoline remains high, so earnings are strong. On the social side, the company is on Fortune’s list of the “100 Best Companies to Work For,” and it is investing more capital to reduce the emissions coming from its refineries.

Intel climbed 32% from $20.25 to $26.66, adding 23¢ to each fund share. The company’s technology leadership and manufacturing advantage over AMD moved the stock higher, as did strong PC and notebook sales, particularly in Europe and Asia.

Google also contributed 23¢ to the NAV on a 44% increase in its stock price from an average cost of $479 where we bought it early in the year to $691 by year’s end. The company’s revenue is growing around 50% per year, as it dominates the Internet search business with a 59% market share in the United States and 70% internationally. Google has become a powerful advertising medium as a result of its dominant position in Internet search.

16	The Parnassus Funds

Texas Instruments added 17¢ to each share of the Workplace Fund this year, as its stock rose 16% from $28.80 to $33.40. Excess inventory at the start of the year depressed the stock price, but these levels declined with increased spending for telecommunications, and the shares moved higher.

Microsoft’s stock climbed 22% from our cost of $29.24, where we bought it in the third quarter of the year, to $35.60, where it ended the year. This accounted for a gain of 16¢ per fund share. Sales and earnings moved higher on the release of Office 2007 and increased use of its new Vista operating system.

AFLAC contributed 16¢ to the NAV on a 36% gain in its stock price from $46.00 to $62.63. Earnings increased through the year on higher sales in Japan because of new product offerings and new sales initiatives, strong sales in the United States and lower operating expenses.

Yours truly,

Jerome L. Dodson
President

The Parnassus Funds	17

THE PARNASSUS FIXED - INCOME FUND

As of December 31, 2007, the net asset value per share (NAV) of the Fixed-Income Fund was $16.29, yielding a total return for the year of 5.81% (including dividends). This compares to a gain of 4.47% for the average A-rated bond fund followed by Lipper, Inc. and a gain of 6.97% for the Lehman U.S. Aggregate Bond Index. We’re pleased that our performance this year helped us rank 40 out of 172 of the A-rated bond funds tracked by Lipper, Inc.*

Below are a table and a graph comparing the performance of the Fund with that of the Lehman U.S. Aggregate Bond Index and the average A-rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five- and ten-year periods. We’re proud to report that for each of these periods, the Fund has outperformed the Lipper average. The 30-day SEC yield for the Fund for December 2007 was 3.73%.

Average Annual Total Returns

for periods ended December 31, 2007

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
FIXED-INCOME FUND	5.81%	5.25%	4.61%	5.27%	0.93%	0.88%
Lipper A-rated Bond Fund Average*	4.47%	3.40%	4.11%	5.08%	NA	NA
Lehman U.S. Aggregate Bond Index	6.97%	4.56%	4.42%	5.97%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Lehman U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns may. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this and other information. The prospectus is on the Parnassus website or you can also get one by calling (800) 999 – 3505. As described in the Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, through April 30, 2008.

*	For the one-, three-, five- and ten-year periods ended December 31, 2007 based on the Lipper A-Rated Bond Fund Average the Parnassus Fixed-Income Fund placed #40 out of 172 funds, #5 out of 155 funds, #36 out of 132 funds and #25 out of 60 funds, respectively.

Analysis for 2007

We’re pleased to report that in 2007 we beat our Lipper peers by more than 100 basis points, and that our one-, three-, five- and ten-year returns are all above the Lipper average. Our 5.81% return for 2007 is especially satisfying because last year the credit markets were rocked when the housing market bubble burst.

While markets typically react to changes in return expectations, sharp drops in the fixed income market are normally caused by increased perceptions of risk. The specific cause for the credit crisis of 2007 was the most basic one faced by lenders: repayment risk. In this case, holders of sub-prime mortgages suddenly realized that they might not receive payment from borrowers who put no money down, and never documented their income. After an unprecedented period of lax lending standards, the chickens finally came home to roost in 2007.

Fortunately for our shareholders, we anticipated trouble in the residential real estate market and, as a result, avoided bonds backed by sub-prime mortgages. In fact, our overall stance throughout the year was that the extra return offered by most non-government-backed bonds simply wasn’t high enough to justify the added risk. As of the end of the year, 60% of our portfolio is still in bonds backed by the Federal government or one of its agencies. This defensive stance was one factor that helped us outpace our Lipper peers.

The other interesting story from 2007 is the change in the yield curve. This curve describes the relative returns offered by equivalent risk bonds of different maturities. Entering 2007, the yield curve was essentially flat, meaning that there was little difference between the returns of a 2-year versus a 10-year U.S. Treasury bond, for example. By the end of the year, the 10-year bond yielded almost a full percentage point more than the 2-year bond (4.04% versus 3.05%).

18	The Parnassus Funds

This “steepening” happened because the 2-year yield dropped 177 basis points, which was much more than the 67 basis point drop in the 10-year yield. The primary reason why short-maturity bonds have gone up in price, and seen their yields drop precipitously, is that the Federal Open Market Committee led by Ben Bernanke has been cutting short-term interest rates. More importantly, the market expects the Fed to continue cutting rates for at least the next few quarters.

Strategy

Given these market conditions, we own a high concentration of relatively short-maturity bonds. We think there is a high probability that the Fed will continue to cut the Fed Funds rate, in an effort to dampen the impact of an economic slowdown. We think this rate, which currently stands at 4.25%, will eventually reach 3% by the time the Fed is done cutting. If this happens, our relatively short-maturity bonds should perform well.

As for long-term rates, we think that the 10-year Treasury will be higher in a year’s time. At its current price, there simply isn’t much return offered to a bond investor. This is especially true if one takes into consideration the effects of inflation, which any fixed-income investor must do.

On an inflation-adjusted basis, the 10-year Treasury offered a return of only 1.73% at the end of 2007, as measured by the Fed’s Treasury inflation protected securities, or TIPS. This is down from 2.41% at the end of 2006, and is near the low end of the range over the last five years. Since we think long-term rates will increase, we have positioned the portfolio with an average duration of 4.1 years, slightly lower than the 4.4 year duration of the Lehman U.S. Aggregate Bond Index.

We haven’t made any changes to our convertible bond holdings since last quarter. As always, we will continue to look for attractive opportunities in the convertible bond market to increase the returns of the Fund.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten	Ben Allen
Portfolio Manager	Co-Portfolio Manager

The Parnassus Funds	19

SOCIAL NOTES

Each day, approximately 450 trucks rumble up a tree-lined drive to deposit waste at the Atascacita Landfill just outside of Houston, Texas. This is one of 283 active disposal sites operated by Waste Management, the country’s largest waste and recycling company, and a new Parnassus portfolio company. On a company visit to Houston, Parnassus analysts Ben Allen and Andrea Reichert experienced why communities often don’t want landfills in their backyards: the waste smells bad, the machinery is loud, and the circling vultures are ominous. More troubling are the unseen, potential environmental impacts, such as water contamination and air pollution. After completing our rigorous research process on the company, including an examination of these issues, we concluded that Waste Management is making critical improvements to the way waste is handled, and meets our environmental, social and governance criteria.

Under the leadership of Dave Steiner, who became CEO in 2004, Waste Management has made a dramatic turnaround from the 1990s, when the company was rocked by accounting scandals and numerous serious environmental violations. Helping Steiner with this governance transition is an unusually strong, independent board. Leadership at Waste Management is keenly focused on corporate-wide personnel development, long-term strategic planning, and risk mitigation. Steiner also leads the company’s efforts to be more environmentally friendly, an initiative summarized by the company’s motto, “Think Green.”

While the environmental aspects of the waste business are highly regulated, it is important to us that our companies do more than meet minimum standards. That’s why we’re pleased that Waste Management leads its peers with green initiatives, like the conversion of waste into energy. The company currently generates enough waste-based energy to satisfy the needs of one million homes, a number it plans to double over the next twelve years. As the country’s largest recycler, Waste Management diverts eight million tons of waste from landfills every year. Diversion is crucial to making waste services more sustainable. Waste Management has been exploring ways to reduce the amount of material on its way to a landfill or incinerator, and improve profitability at the same time. These efforts include recovering scrap metal, expanding single-stream sorting for recyclables and in the part of Texas where sand and gravel are scarce, reselling demolition concrete. In addition, the company was a founding member of the Chicago Climate Exchange, pledging to reduce greenhouse gas emissions. More recently, the company committed to expand the number of acres it sets aside for wildlife habitat to roughly 25,000 by the year 2020.

While we’d like to see more women and minorities in senior management and a company-wide focus on lowering employee turnover, the company’s workplace record is satisfactory and improving. In certain areas, such as injury and auto accident rates, the improvements are enormous. In fact, over the last four years, employee injuries have dropped 70%. We don’t think it’s coincidental that this period roughly correlates with Dave Steiner’s tenure as CEO.

While we’re pleased with many attributes of Waste Management, we recognize that the company isn’t perfect. However, we think Waste Management’s leadership has embraced corporate responsibility under growing public demand for environmentally sensitive waste services. Waste Management has indicated that it is willing to engage with shareholders to explore new reporting metrics regarding environmental and workplace concerns, a strong signal that this company is moving in the right direction.

20	The Parnassus Funds

Invitrogen, a California-based manufacturer of tools for life sciences research, makes drug discovery and health breakthroughs possible. The company donates their products to non-profit and educational organizations, and is particularly strong on the environmental front, actively participating in the cleanup of hazardous waste sites acquired when the company bought the Dexter Corporation in 2000. In addition, Invitrogen sponsors employee volunteer cleanup days, and has put an environmental management system (EMS) in place at their facilities nationwide, with performance measured by internal and third-party audits.

Microsoft is a new investment for Parnassus, as we have avoided it in the past due to concerns about the company’s aggressive business practices and anti-trust lawsuits. However, as of 2006 many of Microsoft’s largest class action lawsuits with consumers and large competitors were resolved. This prompted a recent social review at Parnassus, during which we concluded that Microsoft was eligible for investment in our funds. We were especially impressed that Microsoft leads the way in establishing common labor standards for electronics suppliers, provides terrific employee benefits and is dedicated to maintaining a diversified workplace.

Texas Instruments’ educational products business provides classroom tools and professional development resources to help students and teachers explore math and science interactively. The company has a history of strong philanthropic support for education, has taken a leadership role in establishing the Center for Environmentally Benign Semiconductor Manufacturing, and in 2007, was included on Fortune magazine’s annual list of the “100 Best Companies to Work For” for the fifth consecutive year.

Yours truly,

Todd C. Ahlsten
Portfolio Manager

The Parnassus Funds	21

FUND EXPENSES (UNAUDITED)

As a shareholder of the funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2007 through December 31, 2007.

Actual Expenses

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period*
Parnassus Fund: Actual	$1,000.00	$963.10	$4.90
Hypothetical (5% before expenses)	$1,000.00	$1,020.21	$5.04

Equity Income Fund – Investor Shares: Actual	$1,000.00	$1,030.49	$5.07
Hypothetical (5% before expenses)	$1,000.00	$1,020.21	$5.04

Equity Income Fund – Institutional Shares: Actual	$1,000.00	$1,031.45	$3.99
Hypothetical (5% before expenses)	$1,000.00	$1,021.27	$3.97

Mid-Cap Fund: Actual	$1,000.00	$946.67	$6.87
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$7.12

Small-Cap Fund: Actual	$1,000.00	$900.10	$6.71
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$7.12

Workplace Fund: Actual	$1,000.00	$990.20	$6.02
Hypothetical (5% before expenses)	$1,000.00	$1,019.16	$6.11

Fixed-Income Fund: Actual	$1,000.00	$1,046.01	$4.49
Hypothetical (5% before expenses)	$1,000.00	$1,020.82	$4.43

*	Expenses are equal to the fund’s annualized expense ratio of 0.99%, 0.99%, 0.78%, 1.40%, 1.40%, 1.20% and 0.87% for the Parnassus Fund, Equity Income Fund – Investor Shares, Equity Income Fund – Institutional Shares, Mid-Cap Fund, Small-Cap Fund, Workplace Fund and Fixed-Income Fund respectively, multiplied by the average account value over the period, multiplied by the ratio of days in the period. The ratio of days in the period is 184/365 (to reflect the one-half year period).

22	The Parnassus Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

San Francisco, California

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Parnassus Funds (comprised of Parnassus Fund, Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and Parnassus Workplace Fund) and the Parnassus Income Funds (comprised of Parnassus Equity Income Fund and Parnassus Fixed-Income Fund) (collectively, the “Trusts”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California
February 1, 2008

The Parnassus Funds	23

THE PARNASSUS FUND

Portfolio of Investments as of

December 31, 2007

Shares	Equities	Percent of Net Assets	Market Value
	Biotechnology
80,000	Genentech Inc.[1]		$5,365,600
30,000	Invitrogen Corp.[1,2]		2,802,300

		2.9%	$8,167,900

	Childcare Services
50,000	Bright Horizons
	Family Solutions Inc.[1,2]	0.6%	$1,727,000

	Communications Equipment
175,000	QUALCOMM Inc.	2.5%	$6,886,250

	Computer Peripherals
70,000	Avocent Corp.[1]	0.6%	$1,631,700

	Consulting Services
60,000	Cognizant Technology Solutions Corp.[1]	0.7%	$2,036,400

	Data Storage
200,000	Network Appliance Inc.[1]	1.8%	$4,992,000

	Electronics
60,000	Plantronics Inc.[2]	0.6%	$1,560,000

	Financial Services
280,000	First Horizon National Corp.[2]		$5,082,000
60,000	Freddie Mac		2,044,200
200,000	SLM Corp.		4,028,000
10,000	Wells Fargo & Co.		301,900

		4.1%	$11,456,100

	Healthcare Products
65,000	Johnson & Johnson	1.5%	$4,335,500

	Healthcare Services
135,000	Chemed Corp.[2]		$7,543,800
50,000	Lincare Holdings Inc.[1,2]		1,758,000

		3.3%	$9,301,800

	Home Builders
300,000	DR Horton Inc.[2]		$3,951,000
370,000	Pulte Homes Inc.[2]		3,899,800

		2.8%	$7,850,800

	Insurance
290,000	Tower Group Inc.[2]		$9,686,000
80,000	WR Berkley Corp.		2,384,800

		4.3%	$12,070,800

	Machinery
50,000	Graco Inc.[2]	0.7%	$1,863,000

	Networking Products
325,000	Cisco Systems Inc.[1]	3.1%	$8,797,750

	Oil & Gas
90,000	Apache Corp.		$9,678,600
50,000	Ultra Petroleum Corp.[1]		3,575,000
90,000	Valero Energy Corp.		6,302,700
160,000	W&T Offshore Inc.[2]		4,793,600

		8.7%	$24,349,900

	Pharmaceuticals
75,000	Barr Pharmaceuticals Inc.[1]		$3,982,500
100,000	Cardinal Health Inc.		5,775,000
180,000	Forest Laboratories Inc.[1]		6,561,000
80,000	Pfizer Inc.		1,818,400
60,000	Pharmaceutical Product Development Inc.		2,422,200
450,000	Valeant Pharmaceuticals International[1,2]		5,386,500
360,000	Viropharma Inc.[1,2]		2,858,400

		10.3%	$28,804,000

	Real Estate Investment Trust
90,000	ProLogis	2.0%	$5,704,200

	Retail
80,000	Bed Bath & Beyond Inc.[1,2]		$2,351,200
55,000	Best Buy Co., Inc.[2]		2,895,750
220,000	Lowe’s Cos., Inc.		4,976,400
50,000	Nordstrom Inc.[2]		1,836,500
100,000	Target Corp.		5,000,000
510,000	Tuesday Morning Corp.[2]		2,585,700
130,000	Walgreen Co.		4,950,400
240,000	Whole Foods Market Inc.[2]		9,792,000

		12.3%	$34,387,950

24	The accompanying notes are an integral part of these financial statements.

Shares	Equities	Percent of Net Assets	Market Value
	Semiconductor Capital Equipment
80,000	Applied Materials Inc.		$1,420,800
40,000	Cognex Corp.[2]		806,000

		0.8%	$2,226,800

	Semiconductors
300,000	Altera Corp.[2]		$5,796,000
550,000	Intel Corp.		14,663,000
425,000	Lattice Semiconductor Corp.[1,2]		1,381,250
180,000	Linear Technology Corp.[2]		5,729,400
250,000	Omnivision Technologies Inc.[1]		3,912,500
80,000	Texas Instruments Inc.		2,672,000

		12.2%	$34,154,150

	Software
250,000	Akamai Technologies Inc.[1,2]		$8,650,000
450,000	BEA Systems Inc.[1]		7,101,000
250,000	Citrix Systems Inc.[1]		9,502,500
5,000	Intuit Inc.[1]		158,050
200,000	Microsoft Corp.		7,120,000
150,000	Symantec Corp.[1]		2,421,000

		12.5%	$34,952,550

	Telecommunication Equipment
250,000	Ciena Corp.[1,2]		$8,527,500
170,000	Corning Inc.		4,078,300
1,250,000	Powerwave
	Technologies Inc.[1,2]		5,037,500

		6.3%	$17,643,300

	Telecommunication Services
160,000	Amdocs Ltd.[1]	2.0%	$5,515,200

	Waste Management
85,000	Waste Management Inc.	1.0%	$2,776,950

	Total investment in equities (cost of $261,831,964)	97.6%	$273,192,000

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Certificates of Deposit[3]
100,000	Albina Community Bank
	4.410%, matures 01/24/2008		$99,748
100,000	Community Bank of the Bay
	4.400%, matures 09/06/2008		97,279
100,000	Community Capital Bank
	5.100%, matures 02/05/2008		99,617
100,000	Elk Horn Bank
	4.500%, matures 01/12/2008		99,880
100,000	Latino Community Credit Union
	5.150%, matures 02/20/2008		99,452
100,000	Louisville Community Development Bank
	3.750%, matures 05/10/2008		98,579
100,000	Opportunities Credit Union
	3.000%, matures 04/25/2008		98,743
100,000	Self-Help Credit Union
	5.130%, matures 01/14/2008		99,858
100,000	Wainwright Bank & Trust Co.
	4.360%, matures 01/31/2008		99,673

		0.3%	$892,829

The accompanying notes are an integral part of these financial statements.	25

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
6,793	Evergreen U.S. Government Fund
	variable rate, 4.290%		$6,793
5,739,514	Janus Government Fund
	variable rate, 4.330%		5,739,514
7,171	SSGA U.S. Government Fund
	variable rate, 4.160%		7,171

		2.1%	$5,753,478

	Community Development Loans[3]
100,000	Boston Community Loan Fund
	3.000%, matures 06/30/2008		$97,032
100,000	Boston Community Loan Fund
	3.000%, matures 06/30/2008		97,032
100,000	Ecologic Finance
	2.000%, matures 03/16/2008		98,771
100,000	Vermont Community Loan Fund
	3.000%, matures 12/15/2008		94,401

		0.1%	$387,236

	Securities Purchased with Cash Collateral from Securities Lending
	Registered Investment Companies
77,741,913	State Street Navigator
	Securities Lending
	Prime Portfolio
	variable rate, 4.830%	27.8%	$77,741,913

	Total short-term securities (cost $84,775,454)	30.3%	$84,775,454

	Total securities (cost $346,607,418)	127.9%	$357,967,454

	Payable upon return of securities loaned	-27.8%	$(77,741,913)

	Other assets and liabilities – net	- 0.1%	(217,947)

	Total net assets	100.0%	$280,007,594

1	These securities are non-income producing.
2	This security or partial position of this security was on loan at December 31, 2007. The total value of the securities on loan at December 31, 2007 was $74,739,600.
3	Parnassus Investments has applied market value adjustments to these securities to reflect early withdrawal. See note 1 to financial statements.

Fund holdings will vary over time.

Industry classifications are unaudited.

26	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of

December 31, 2007

Shares	Equities	Percent of Net Assets	Market Value
	Biotechnology
65,000	Genzyme Corp.[1]		$4,838,600
195,000	Sigma-Aldrich Corp.		10,647,000

		1.7%	$15,485,600

	Chemicals
350,000	Rohm & Haas Co.[2]	2.0%	$18,574,500

	Communications Equipment
115,000	QUALCOMM Inc.	0.5%	$4,525,250

	Computers
165,000	International Business Machines Corp.	2.0%	$17,836,500

	Consulting Services
53,600	Accenture Ltd.		$1,931,208
265,000	Cognizant Technology Solutions Corp.[1]		8,994,100

		1.2%	$10,925,308

	Cosmetics and Personal Care
400,000	Proctor & Gamble Co.	3.2%	$29,368,000

	Data Processing
175,000	Fiserv Inc.[1,2]	1.1%	$9,710,750

	Data Storage
100,000	EMC Corp.[1]	0.2%	$1,853,000

	Entertainment
40,000	Cedar Fair, LP2	0.1%	$845,200

	Financial Services
200,000	J.P. Morgan Chase & Co.		$8,730,000
130,000	Paychex Inc.[2]		4,708,600
250,000	Wells Fargo & Co.		7,547,500

		2.3%	$20,986,100

	Food Products
350,000	McCormick & Co., Inc.[2]		$13,268,500
275,000	Sysco Corp.		8,582,750

		2.4%	$21,851,250

	Healthcare Products
750,000	Johnson & Johnson	5.5%	$50,025,000

	Healthcare Services
375,000	Chemed Corp.[2]		$20,955,000
140,000	IMS Health Inc.		3,225,600
100,000	Quest Diagnostics Inc.[2]		5,290,000
200,000	UnitedHealth Group Inc.		11,640,000

		4.5%	$41,110,600

	Home Products
245,000	WD-40 Co.[2]	1.0%	$9,302,650

	Industrial Manufacturing
100,000	3M Co.		$8,432,000
200,000	Danaher Corp.		17,548,000
60,000	Teleflex Inc.		3,780,600

		3.3%	$29,760,600

	Insurance
375,000	AFLAC Inc.		$23,486,250
370,000	Tower Group Inc.[2]		12,358,000
600,000	WR Berkley Corp.		17,886,000

		5.9%	$53,730,250

	Internet
20,000	Google Inc.[1]	1.5%	$13,829,600

	Medical Equipment
140,000	Gen-Probe Inc.[1]	1.0%	$8,810,200

	Natural Gas
250,000	Energen Corp.		$16,057,500
675,000	MDU Resources Group Inc.[2]		18,636,750
90,000	ONEOK Inc.		4,029,300
500,000	Southern Union Co.		14,680,000
437,500	XTO Energy Inc.		22,470,000

		8.3%	$75,873,550

	Networking Products
520,000	Cisco Systems Inc.[1]	1.5%	$14,076,400

	Oil & Gas
365,000	Apache Corp.		$39,252,100
55,000	Devon Energy Corp.		4,890,050
75,000	EOG Resources Inc.		6,693,750
100,000	Range Resources Corp.[2]		5,136,000
100,000	Smith International Inc.[2]		7,385,000
15,000	Sunoco Inc.		1,086,600
300,000	Valero Energy Corp.		21,009,000
450,000	W&T Offshore Inc.[2]		13,482,000

		10.7%	$98,934,500

	Pharmaceuticals
80,000	Barr Pharmaceuticals Inc.[1]		$4,248,000
34,410	Endo Pharmaceuticals Holdings Inc.[1]		917,715
175,000	McKesson Corp.		11,464,250
375,000	Novartis AG (ADR)		20,366,250
1,000,000	Pfizer Inc.		22,730,000
325,000	Teva Pharmaceutical Industries Ltd. (ADR)		15,106,000
295,000	Valeant Pharmaceuticals International[1,2]		3,531,150

		8.6%	$78,363,365

The accompanying notes are an integral part of these financial statements.	27

Shares	Equities	Percent of Net Assets	Market Value
	Real Estate Investment Trusts
125,000	AMB Property Corp.		$7,195,000
225,000	Annaly Capital Management Inc.		4,090,500
160,000	ProLogis		10,140,800

		2.3%	$21,426,300

	Retail
315,000	American Eagle Outfitters Inc.[2]		$6,542,550
50,000	Target Corp.		2,500,000
1,195,000	Tuesday Morning Corp.[2]		6,058,650

		1.7%	$15,101,200

	Semiconductors
350,000	Intel Corp.		$9,331,000
475,000	Linear Technology Corp.[2]		15,119,250
150,000	Microchip Technology Inc.[2]		4,713,000

		3.2%	$29,163,250

	Services
260,000	Ecolab Inc.	1.5%	$13,314,600

	Software
140,000	ACI Worldwide Inc.[1,2]		$2,665,600
100,500	Adobe Systems Inc.[1]		4,294,365
105,000	Akamai Technologies Inc.[1,2]		3,633,000
62,500	BEA Systems Inc.[1]		986,250
230,000	Citrix Systems Inc.[1]		8,742,300
10,000	Computer Programs & Systems Inc.[2]		227,400
250,000	Informatica Corp.[1]		4,505,000
415,000	Intuit Inc.[1,2]		13,118,150
80,000	McAfee Inc.[1]		3,000,000
1,460,000	Microsoft Corp.		51,976,000
50,000	Nuance Communications Inc.[1]		934,000
75,000	SAP AG (ADR)[2]		3,828,750

		10.7%	$97,910,815

	Utilities
107,500	Black Hills Corp.[2]		$4,740,750
100,000	Northwest Natural Gas Co.[2]		4,866,000
125,000	Ormat Technologies Inc.[2]		6,876,250
75,000	Otter Tail Corp.[2]		2,595,000
175,000	Pepco Holdings Inc.[2]		5,132,750

		2.7%	$24,210,750

	Waste Management
575,000	Waste Management Inc.	2.1%	$18,785,250

	Total investment in equities
	(cost $747,459,710)	92.7%	$845,690,338

Principal Amount $	Community Loans
	Community Development Loans[3]
1,000,000	Microvest Note
	5.875%, matures 10/15/2009		$908,517

	Total investment in community loans (cost $908,517)	0.1%	$908,517

	Total investments in equities and bonds (cost $748,368,227)	92.8%	$846,598,855

28	The accompanying notes are an integral part of these financial statements.

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Certificates of Deposit[3]
100,000	Community Bank of the Bay
	4.400%, matures 08/24/2008	0.0%	$97,422

	Registered Investment Companies—Money Market Funds
1,110,912	Evergreen U.S. Government Fund
	variable rate, 4.290%		$1,110,912
32,836,679	Janus Government Fund
	variable rate, 4.330%		32,836,679
29,260,141	SSGA U.S. Government Fund
	variable rate, 4.160%		29,260,141

		7.0%	$63,207,732

	Community Development Loans[3]
100,000	Boston Community Loan Fund
	3.000%, matures 06/30/2008		$97,032
200,000	Ecologic Finance
	2.000%, matures 01/25/2008		199,212
100,000	Vermont Community Loan Fund
	3.000%, matures 04/16/2008		98,261

		0.0%	$394,505

	Certificate of Deposit Account Registry Service (CDARS)[3]
500,000	CDARS agreement with Community Bank of the Bay, dated 02/01/2007, due 01/31/2008, 4.640% Participating depository institutions: United Bank, par 93,500; MidCarolina Bank, par 5,102; Kansas State Bank of Manhattan, par 35,008; MB Financial Bank, NA, par 76,500; First National Bank of Eagle River, par 9,390; Enterprise National Bank of Palm Beach, par 93,500; First Community Bank, par 93,500; Colonial Bank, NA, par 93,500; (cost $498,353)		$498,353
500,000	CDARS agreement with Community Bank of the Bay, dated 02/15/2007, due 02/14/2008, 4.550% Participating depository institutions: Arvest Bank, par 93,500; Potomac Bank of Virginia, par 93,500; West Bank, par 93,500; IBERIABANK, par 93,500; Town Center Bank, par 32,500; Northside Bank, par 93,500; (cost $497,584)		497,584

The accompanying notes are an integral part of these financial statements.	29

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
500,000	CDARS agreement with Community Bank of the Bay, dated 10/24/2007, due 10/23/2008, 4.400% Participating depository institutions: AMCORE Bank, NA, par 94,000; City National Bank of New Jersey, par 25,645; First Federal Bank of the Midwest, par 94,000; First National Bank of Arizona, par 94,000; Harris, NA, par 94,000; Johnson Bank, par 94,000; Orion Bank, par 4,355; (cost $483,737)		$483,737
500,000	CDARS agreement with Community Bank of the Bay, dated 12/12/2007, due 12/11/2008, 4.400% Participating depository institutions: Burke & Herbert Bank & Trust Co., par 94,000; Cross Keys Bank, par 94,000; Greater Buffalo Savings Bank, par 94,000; INSOUTH Bank, par 94,000; Landmark National Bank, par 6,856; ShoreBank, par 94,000; Union National Community Bank, par 23,144; (cost $481,044)		481,044

		0.2%	$1,960,718

	Securities Purchased with Cash Collateral from Securities Lending
	Registered Investment Companies
120,590,800	State Street Navigator Securities Lending Prime Portfolio
	variable rate, 4.830%	13.2%	$120,590,800

	Total short-term securities (cost $186,251,177)	20.4%	$186,251,177

	Total securities (cost $934,619,404)	113.2%	$1,032,850,032

	Payable upon return of securities loaned	-13.2%	$(120,590,800)
	Other assets and liabilities – net	0.0%	514,888

	Total net assets	100.0%	$912,774,120

1	These securities are non-income producing.
2	This security or partial position of this security was on loan at December 31, 2007. The total value of the securities on loan at December 31, 2007 was $116,840,478.
3	Parnassus Investments has applied market value adjustments to these securities to reflect early withdrawal. See note 1 to financial statements.

Fund holdings will vary over time.

Industry classifications are unaudited.

30	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS MID - CAP FUND

Portfolio of Investments as of

December 31, 2007

Shares	Equities	Percent of Net Assets	Market Value
	Apparel
8,000	Liz Claiborne Inc.	2.5%	$162,800

	Biotechnology
1,000	Invitrogen Corp.[1]	1.4%	$93,410

	Computer Peripherals
8,000	Seagate Technology	3.1%	$204,000

	Computers
2,250	Sun Microsystems Inc.[1]	0.6%	$40,793

	Consulting Services
4,500	Cognizant Technology Solutions Corp.[1]	2.3%	$152,730

	Data Storage
9,000	Network Appliance Inc.[1]	3.4%	$224,640

	Financial Services
15,000	First Horizon National Corp.		$272,250
4,500	Popular Inc.		47,700
5,000	SLM Corp.		100,700
3,500	Synovus Financial Corp.		84,280

		7.7%	$504,930

	Food Products
400	McCormick & Co., Inc.		$15,164
500	Sysco Corp.		15,605

		0.5%	$30,769

	Healthcare Services
3,000	IMS Health Inc.		$69,120
500	Lincare Holdings Inc.[1]		17,580

		1.3%	$86,700

	Home Builders
7,500	DR Horton Inc.		$98,775
14,000	Pulte Homes Inc.		147,560

		3.8%	$246,335

	Insurance
9,500	WR Berkley Corp.	4.3%	$283,195

	Lodging
2,000	Marriott International Inc.	1.0%	$68,360

	Medical Equipment
3,000	Patterson Cos., Inc.[1]		$101,850
1,500	Varian Medical Systems Inc.[1]		78,240

		2.8%	$180,090

	Natural Gas
2,500	MDU Resources Group Inc.		$69,025
2,500	Quicksilver Resources Inc.[1]		148,975

		3.3%	$218,000

	Oil & Gas
3,000	Sunoco Inc.		$217,320
2,000	Ultra Petroleum Corp.[1]		143,000

		5.5%	$360,320

	Pharmaceuticals
4,500	Barr Pharmaceuticals Inc.[1]		$238,950
4,000	Forest Laboratories Inc.[1]		145,800
4,000	Pharmaceutical Product Development Inc.		161,480

		8.4%	$546,230

	Real Estate Investment Trusts
2,000	ProLogis	1.9%	$126,760

	Retail
1,400	Bed Bath & Beyond Inc.[1]		$41,146
3,000	Best Buy Co., Inc.		157,950
2,800	Nordstrom Inc.		102,844
2,000	The Gap Inc.		42,560
5,000	Whole Foods Market Inc.		204,000

		8.4%	$548,500

	Semiconductors
7,000	Altera Corp.		$135,240
5,000	Integrated Device Technology Inc.[1]		56,550
9,000	Linear Technology Corp.		286,470
7,000	Microchip Technology Inc.		219,940
21,000	Micron Technology Inc.[1]		152,250
150	NVIDIA Corp.[1]		5,103

		13.2%	$855,553

	Software
7,500	Akamai Technologies Inc.[1]		$259,500
9,000	BEA Systems Inc.[1]		142,020
6,000	Citrix Systems Inc.[1]		228,060
8,000	Intuit Inc.[1]		252,880
7,000	Symantec Corp.[1]		112,980

		15.4%	$995,440

	Telecommunications Services
4,500	Amdocs Ltd.[1]	2.4%	$155,115

	Waste Management
5,500	Waste Management Inc.	2.8%	$179,685

	Total investment in equities (cost $6,363,032)	96.0%	$6,264,355

The accompanying notes are an integral part of these financial statements.	31

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
106,013	Janus Government Fund
	variable rate, 4.330%		$106,013
123,006	SSGA U.S. Government Fund
	variable rate, 4.160%		123,006

		3.5%	$229,019

	Total short-term securities (cost $229,019)	3.5%	$229,019

	Total securities (cost $6,592,051)	99.5%	$6,493,374

	Other assets and liabilities – net	0.5%	$31,118

	Total net assets	100.0%	$6,524,492

1	These securities are non-income producing.

Fund holdings will vary over time.

Industry classifications are unaudited.

32	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS SMALL - CAP FUND

Portfolio of Investments as of

December 31, 2007

Shares	Equities	Percent of Net Assets	Market Value
	Air Transport
7,000	AirTran Holdings Inc.[1]	0.6%	$50,120

	Biotechnology
500	Invitrogen Corp.[1]	0.6%	$46,705

	Childcare Services
7,000	Bright Horizons Family Solutions Inc.[1]	3.0%	$241,780

	Computer Peripherals
3,500	Avocent Corp.[1]	1.0%	$81,585

	Consulting Services
5,500	First Consulting Group Inc.[1]	0.9%	$71,115

	Consumer Products
2,800	Lifetime Brands Inc.	0.5%	$36,344

	Data Storage
6,000	Network Appliance Inc.[1]	1.9%	$149,760

	Electric Motors
1,500	Baldor Electric Co.	0.6%	$50,490

	Electronics
10,300	Plantronics Inc.	3.3%	$267,800

	Footwear
14,000	K-Swiss Inc.	3.2%	$253,400

	Healthcare Products
1,000	Invacare Corp.		$25,200
3,000	Steris Corp.		86,520

		1.4%	$111,720

	Healthcare Services
6,000	Chemed Corp.	4.2%	$335,280

	Industrial Automation
3,000	Nordson Corp.	2.2%	$173,880

	Insurance Brokerage
15,000	Tower Group Inc.	6.3%	$501,000

	Machinery
6,000	Graco Inc.	2.8%	$223,560

	Medical Equipment
12,000	LifeCell Corp.[1]	6.5%	$517,320

	Networking Products
50,000	Zhone Technologies Inc.[1]	0.7%	$58,500

	Oil & Gas
4,000	Mitcham Industries Inc.[1]		$82,240
5,000	W&T Offshore Inc.		149,800

		2.9%	$232,040

	Pharmaceuticals
35,000	Valeant Pharmaceuticals International[1]		$418,950
41,000	ViroPharma Inc.[1]		325,540

		9.3%	$744,490

	Retail
18,000	Build-A-Bear Workshop Inc.[1]		$251,100
5,000	The Talbots Inc.		59,100
38,000	Tuesday Morning Corp.		192,660

		6.3%	$502,860

	Semiconductor Capital Equipment
9,000	Cognex Corp.		$181,350
3,000	Cymer Inc.[1]		116,790

		3.7%	$298,140

	Semiconductors
20,000	Integrated Device Technology Inc.[1]		$226,200
100,000	Lattice Semiconductor Corp.[1]		325,000
15,000	O2Micro International Ltd. (ADR)[1]		173,100
10,000	Omnivision Technologies Inc.[1]		156,500

		11.0%	$880,800

	Software
2,000	ACI Worldwide Inc.[1]		$38,080
10,000	Computer Programs & Systems Inc.		227,400
16,000	Mentor Graphics Corp.[1]		172,480
5,000	Websense Inc.[1]		84,900

		6.5%	$522,860

	Telecommunications Equipment
7,000	Ciena Corp.[1]		$238,770
70,000	Powerwave Technologies Inc.[1]		282,100

		6.5%	$520,870

	Total investment in equities (cost $7,044,429)	85.9%	$6,872,419

The accompanying notes are an integral part of these financial statements.	33

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
358,275	Janus Government Fund
	variable rate, 4.330%		$358,275
348,757	SSGA U.S. Government Fund
	variable rate, 4.160%		348,757

		8.8%	$707,032

	Total short-term securities (cost $707,032)	8.8%	$707,032

	Total securities (cost $7,751,461)	94.7%	$7,579,451

	Other assets and liabilities – net	5.3%	$417,566

	Total net assets	100.0%	$7,997,017

1	These securities are non-income producing.

Fund holdings will vary over time.

Industry classifications are unaudited.

34	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS WORKPLACE FUND

Portfolio of Investments as of

December 31, 2007

Shares	Equities	Percent of Net Assets	Market Value
	Air Transport
900	Southwest Airlines Corp.	0.3%	$10,980

	Biotechnology
1,500	Genentech Inc.[1]	2.3%	$100,605

	Building Materials
100	Simpson Manufacturing Co., Inc.	0.1%	$2,659

	Childcare Services
4,000	Bright Horizons Family Solutions Inc.[1]	3.2%	$138,160

	Communications Equipment
4,000	QUALCOMM Inc.	3.7%	$157,400

	Computers
500	International Business Machines Corp.	1.3%	$54,050

	Data Processing
3,000	SEI Investments Co.	2.2%	$96,510

	Data Storage
6,000	Network Appliance Inc.[1]	3.5%	$149,760

	Electric Motors
400	Baldor Electric Co.	0.3%	$13,464

	Financial Services
500	American Express Co.		$26,010
10,000	First Horizon National Corp.		181,500
6,000	Synovus Financial Corp.		144,480

		8.2%	$351,990

	Footwear
2,000	The Timberland Co.[1]	0.8%	$36,160

	Healthcare Products
2,000	Johnson & Johnson	3.1%	$133,400

	Industrial Automation
2,200	Nordson Corp.	3.0%	$127,512

	Industrial Manufacturing
500	3M Co.	1.0%	$42,160

	Insurance
1,500	AFLAC Inc.	2.2%	$93,945

	Internet
1,500	eBay Inc.[1]		$49,785
200	Google Inc.[1]		138,296
2,000	Yahoo! Inc.[1]		46,520

		5.5%	$234,601

	Lodging
2,000	Marriott International Inc.	1.6%	$68,360

	Machinery
3,500	Graco Inc.	3.0%	$130,410

	Networking Products
2,000	Cisco Systems Inc.[1]	1.3%	$54,140

	Oil & Gas
1,800	Valero Energy Corp.	2.9%	$126,054

	Pharmaceuticals
4,500	Pfizer Inc.	2.4%	$102,285

	Retail
2,500	Bed Bath & Beyond Inc.[1]		$73,475
500	Costco Wholesale Corp.		34,880
2,800	Nordstrom Inc.		102,844
2,500	Target Corp.		125,000
3,000	The Gap Inc.		63,840
4,000	Walgreen Co.		152,320
3,000	Whole Foods Market Inc.		122,400

		15.7%	$674,759

	Semiconductors
4,000	Altera Corp.[1]		$77,280
5,500	Intel Corp.		146,630
6,000	Linear Technology Corp.		190,980
1,500	Texas Instruments Inc.		50,100
3,300	Xilinx Inc.		72,171

		12.5%	$537,161

	Software
1,000	Autodesk Inc.[1]		$49,760
7,000	BEA Systems Inc.[1]		110,460
2,500	Citrix Systems Inc.[1]		95,025
6,000	Intuit Inc.[1]		189,660
4,500	Microsoft Corp.		160,200
4,000	Symantec Corp.[1]		64,560

		15.6%	$669,665

	Telecommunications Equipment
4,500	Corning Inc.	2.5%	$107,955

	Total investment in equities (cost $4,021,930)	98.2%	$4,214,145

The accompanying notes are an integral part of these financial statements.	35

Principal Amount $	Short-Term Securities	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
6,714	Janus Government Fund
	variable rate, 4.330%		$6,714
42,789	SSGA U.S. Government Fund
	variable rate, 4.160%		42,789

		1.2%	$49,503

	Total short-term securities (cost $49,503)	1.2%	$49,503

	Total securities (cost $4,071,433)	99.4%	$4,263,648

	Other assets and liabilities – net	0.6%	$29,452

	Total net assets	100.0%	$4,293,100

1	These securities are non-income producing. Fund holdings will vary over time.

Industry classifications are unaudited.

36	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FIXED - INCOME FUND

Portfolio of Investments as of

December 31, 2007

Shares	Equities	Percent of Net Assets	Market Value
	Natural Gas
30,000	ONEOK Inc.[2]		$1,343,100

	Total investment in equities (cost $759,304)	1.7%	$1,343,100

Principal Amount $	Commercial Mortgage-Backed Securities
	Financial Services
1,500,000	J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP5 A4, Pool #723263
	variable rate, 5.340%, due 12/15/2044		$1,493,748

	Total investments in commercial mortgage-backed securities (cost $1,436,700)	1.8%	$1,493,748

Principal Amount $	Corporate Bonds	Percent of Net Assets	Market Value
	Biotechnology
3,000,000	Genentech Inc.
	Notes, 4.750%, due 07/15/2015	3.7%	$2,952,150

	Financial Services
2,000,000	American Express Co.[2]
	Notes, 5.500%, due 09/12/2016		$1,988,238
500,000	Bank One Corp.
	Notes, 6.000%, due 02/17/2009		504,461
500,000	Goldman Sachs Group Inc.
	Notes, 6.650%, due 05/15/2009		513,476
1,500,000	Goldman Sachs Group Inc.[2]
	Notes, 5.750%, due 10/01/2016		1,522,473
1,000,000	Goldman Sachs Group Inc.
	Notes, 5.625%, due 01/15/2017		976,576
2,000,000	Merrill Lynch & Co., Inc.
	Notes, 6.500%, due 07/15/2018		2,021,196
500,000	Wells Fargo Financial Inc.
	Notes, 6.850%, due 07/15/2009		517,868
2,000,000	Wells Fargo & Co.
	Notes, 5.125%, due 09/15/2016		1,941,084

		12.4%	$9,985,372

	Networking Products
2,800,000	Cisco Systems Inc.
	Notes, 5.500%, due 02/22/2016	3.5%	$2,847,516

	Retail
400,000	Target Corp.
	Notes, 7.500%, due 08/15/2010	0.5%	$428,061

	Telecom Services
1,000,000	Verizon Communications Inc.
	Notes, 5.550%, due 02/15/2016	1.2%	$1,010,732

	Total investments in corporate bonds (cost $17,025,765)	21.3%	$17,223,831

The accompanying notes are an integral part of these financial statements.	37

Principal Amount $	Convertible Bonds	Percent of Net Assets	Market Value
	Biotechnology
2,000,000	Amgen Inc.
	Notes, 0.375%, due 02/01/2013	2.2%	$1,757,500

	Computer Peripherals
1,500,000	Maxtor Corp.[2]
	Notes, 6.800%, due 04/30/2010	2.1%	$1,678,125

	Semiconductors
1,000,000	Intel Corp.
	Notes, 2.950%, due 12/15/2035	1.3%	$1,078,750

	Total investments in convertible bonds (cost $4,581,976)	5.6%	$4,514,375

Principal Amount $	U.S. Government Agency Securities	Percent of Net Assets	Market Value
2,000,000	Fannie Mae
	5.250%, due 01/15/2009		$2,025,388
8,000,000	Fannie Mae
	4.350%, due 01/25/2010		8,109,080
3,000,000	Fannie Mae
	5.125%, due 04/22/2013		3,009,849
3,000,000	Federal Farm Credit Bank
	5.410%, due 11/7/2016		3,105,843
1,000,000	Federal Home Loan Bank System
	5.000%, due 05/28/2015		1,000,426
1,500,000	Federal Home Loan Bank System
	5.250%, due 06/12/2009		1,532,772
2,000,000	Federal Home Loan Bank System
	5.500%, due 11/7/2016		2,079,710
1,500,000	Federal Home Loan Bank System
	5.125%, due 03/10/2017		1,544,387
1,500,000	Federal Home Loan Bank System
	5.250%, due 09/12/2014		1,595,426
1,500,000	Federal Home Loan Bank System
	5.000%, due 09/14/2012		1,567,619
384,615	Federal Home Loan Bank System
	5.200%, due 08/13/2013		384,652
2,000,000	Freddie Mac
	6.000%, due 09/19/2016		2,025,028
	Total investments in U.S. government agencies (cost $27,357,126)	34.6%	$27,980,180

38	The accompanying notes are an integral part of these financial statements.

Principal Amount $	U.S. Government Treasury Securities	Percent of Net Assets	Market Value
1,500,000	United States Treasury Note		$1,527,071
	Notes, 4.500%, 04/30/2009
1,500,000	United States Treasury Note		1,583,087
	Notes, 4.750%, 05/31/2012
1,500,000	United States Treasury Note		1,595,039
	Notes, 4.750%, 05/15/2014
1,500,000	United States Treasury Note		1,554,726
	Notes, 4.500%, 05/15/2017
	Total investments in U.S. government treasuries (cost $5,880,886)	7.7%	$6,259,923

	Total investment in equities and bonds (cost $57,041,757)	72.7%	$58,815,154

	Short-Term Investments
	U.S. Government Agency Discount Notes
6,000,000	Federal Home Loan Bank Zero Coupon,
	4.150% equivalent, matures 01/14/2008		$5,991,008
10,000,000	Fannie Mae Zero Coupon,
	4.210% equivalent, matures 02/01/2008		9,963,747

		19.7%	$15,954,755

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value
	Registered Investment Companies—Money Market Funds
1,110,912	Evergreen U.S. Government Fund
	variable rate, 4.290%		$1,110,912
1,986,637	Janus Government Fund
	variable rate, 4.330%		1,986,637
2,048,584	SSGA U.S. Government Fund
	variable rate, 4.160%		2,048,584

		6.4%	$5,146,133

	Securities Purchased with Cash Collateral from Securities Lending
5,406,750	State Street Navigator Securities Lending Prime Portfolio
	variable rate, 4.830%	6.7%	$5,406,750

	Total short-term securities (cost $26,507,638)	32.8%	$26,507,638

	Total securities (cost $83,549,395)	105.5%	$85,322,792

	Payable upon return of securities loaned	– 6.7%	$(5,406,750)
	Other assets and liabilities – net	1.2%	$946,122

	Total net assets	100.0%	$80,862,164

2	This security or partial position of this security was on loan at December 31, 2007. The total value of the securities on loan at December 31, 2007 was $5,289,440. See note 1.

Purchases and sales of securities other than short-term securities aggregated $36,926,599 and $15,906,485, of which long-term U.S. government and government agency obligations aggregated $27,182,568 and $8,089,135 respectively.

Fund holdings will vary over time.

Industry classifications are unaudited.

The accompanying notes are an integral part of these financial statements.	39

THE PARNASSUS FUNDS

Statement of Assets and Liabilities

December 31, 2007

	Parnassus Fund	Equity Income Fund	Mid-Cap Fund
Assets

Investments in equities and bonds, at market value (cost $261,831,964, $748,368,227, $6,363,032)	$273,192,000	$846,598,855	$6,264,355
Investments in short-term securities (at cost which approximates market value)	84,775,454	186,251,177	229,019
Cash	161,056	514,576	11,072
Receivables
Dividends and interest	270,618	1,056,275	9,081
Capital shares sold	48,902	1,055,348	5,689
Due from Parnassus Investments	—	—	835
Other assets	74,663	112,287	20,314
Total assets	$358,522,693	$1,035,588,518	$6,540,365

Liabilities

Payable upon return of loaned securities	77,741,913	120,590,800	—
Capital shares redeemed	306,403	822,958	5,115
Fees payable to Parnassus Investments	312,841	800,079	1,477
Accounts payable and accrued expenses	153,942	600,561	9,281
Total liabilities	$78,515,099	$122,814,398	$15,873

Net assets	$280,007,594	$912,774,120	$6,524,492

Net assets consists of

Undistributed net investment income (loss)	—	452,400	—
Unrealized appreciation (depreciation) on securities	11,360,036	98,230,628	(98,677)
Accumulated net realized gain (loss)	1,852,616	(1,283,804)	86,015
Capital paid-in	266,794,942	815,374,896	6,537,154
Total net assets	$280,007,594	$912,774,120	$6,524,492

Net assets value and offering per share
Shares outstanding investor class	7,637,601	34,279,625	375,174
Shares outstanding institutional class	—	1,782,807	—

Net asset values and redemption price per share (Net asset value divided by shares outstanding)
Investor class	$36.66	$25.31	$17.39
Institutional class	—	$25.35	—

40	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

Statement of Assets and Liabilities

December 31, 2007

	Small-Cap Fund	Workplace Fund	Fixed-Income Fund
Assets

Investments in equities and bonds, at market value (cost $7,044,429, $4,021,930, $57,041,757)	$6,872,419	$4,214,145	$58,815,154
Investments in short-term securities (at cost which approximates market value)	707,032	49,503	26,507,638
Cash	412,881	1,560	21,880
Receivables
Dividends and interest	5,532	7,177	845,564
Capital shares sold	27,788	14,157	211,120
Due from Parnassus Investments	2,656	1,977	—
Other assets	15,390	15,216	33,519
Total assets	$8,043,698	$4,303,735	$86,434,875

Liabilities

Payable upon return of loaned securities	—	—	5,406,750
Capital shares redeemed	37,057	3,000	97,475
Fees payable to Parnassus Investments	1,501	1,297	48,230
Accounts payable and accrued expenses	8,123	6,338	20,256
Total liabilities	$46,681	$10,635	$5,572,711
Net assets	$7,997,017	$4,293,100	$80,862,164

Net assets consists of

Undistributed net investment income (loss)	—	—	30,614
Unrealized appreciation (depreciation) on securities	(172,010)	192,215	1,773,397
Accumulated net realized gain (loss)	(14,767)	(7,021)	12,150
Capital paid-in	8,183,794	4,107,906	79,046,003
Total net assets	$7,997,017	$4,293,100	$80,862,164

Net assets value and offering per share

Shares outstanding investor class	472,947	243,979	4,963,094
Shares outstanding institutional class	—	—	—

Net asset values and redemption price per share (Net asset value divided by shares outstanding)
Investor class	$16.91	$17.60	$16.29
Institutional class	—	—	—

The accompanying notes are an integral part of these financial statements.	41

THE PARNASSUS FUNDS

Statement of Operations

Year Ended December 31, 2007

	Parnassus Fund	Equity Income Fund	Mid-Cap Fund
Investment income

Dividends	$2,603,037	$13,469,145	$43,242
Interest	231,100	1,901,305	10,606
Securities lending	226,192	148,046	—
Other income	851	12	—
Total investment income	$3,061,180	$15,518,508	$53,848

Expenses

Investment advisory fees	2,067,693	5,920,451	46,691
Transfer agent fees
Investor shares	423,039	436,974	10,284
Institutional shares	—	2,263	—
Fund administration	215,962	621,597	3,789
Service provider fees	84,960	1,561,047	7,012
Reports to shareholders	117,766	174,415	1,402
Registration fees and expenses	14,998	19,998	9,997
Custody fees	43,661	90,232	6,852
Professional fees	85,351	172,547	17,453
Trustee fees and expenses	21,589	57,013	134
Proxy voting fees	4,508	4,508	4,508
Pricing service fees	3,566	5,303	3,322
Other expenses	54,873	127,973	904
Total expenses	$3,137,966	$9,194,321	$112,348
Fees waived by Parnassus Investments	(53,171)	(368,610)	(31,173)
Expense offset	(2,048)	(17,427)	(4,113)
Net expenses	$3,082,747	$8,808,284	$77,062
Net investment income (loss)	$(21,567)	$6,710,224	$(23,214)

Realized and unrealized gain on investments
Net realized gain from securities transactions	28,536,349	83,587,541	212,480
Net change in unrealized appreciation (depreciation) of securities	(9,615,794)	27,496,678	(218,623)
Net realized and unrealized gain (loss) on securities	$18,920,555	$111,084,219	$(6,143)
Net increase (decrease) in net assets resulting from operations	$18,898,988	$117,794,443	$(29,357)

42	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

Statement of Operations

Year Ended December 31, 2007

	Small-Cap Fund	Workplace Fund	Fixed-Income Fund
Investment income

Dividends	$32,032	$40,284	$42,000
Interest	20,053	4,967	3,436,227
Securities lending	—	—	7,602
Other income	—	—	—
Total investment income	$52,085	$45,251	$3,485,829

Expenses

Investment advisory fees	76,231	28,233	356,834
Transfer agent fees
Investor shares	17,253	7,832	69,199
Institutional shares	—	—	—
Fund administration	5,259	2,292	49,248
Service provider fees	7,964	2,759	81,140
Reports to shareholders	2,902	1,402	13,015
Registration fees and expenses	14,998	14,998	10,746
Custody fees	5,748	4,178	6,690
Professional fees	17,583	17,273	19,415
Trustee fees and expenses	290	136	3,881
Proxy voting fees	4,508	4,508	—
Pricing service fees	3,322	3,322	2,453
Other expenses	1,119	947	8,303
Total expenses	$157,177	$87,880	$620,924
Fees waived by Parnassus Investments	(49,622)	(46,516)	(81,418)
Expense offset	(725)	(1,440)	(5,062)
Net expenses	$106,830	$39,924	$534,444
Net investment income (loss)	$(54,745)	$5,327	$2,951,385

Realized and unrealized gain on investments
Net realized gain from securities transactions	159,434	83,504	371,905
Net change in unrealized appreciation (depreciation) of securities	(447,743)	41,877	784,019
Net realized and unrealized gain (loss) on securities	$(288,309)	$125,381	$1,155,924
Net increase (decrease) in net assets resulting from operations	$(343,054)	$130,708	$4,107,309

The accompanying notes are an integral part of these financial statements.	43

THE PARNASSUS FUNDS

Statement of Changes in Net Assets

	Parnassus Fund		Equity Income Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations

Net investment income (loss)	$(21,567)	$(382,049)	$6,710,224	$9,832,459
Net realized gain from securities transactions	28,536,349	21,528,555	83,587,541	83,280,336
Net change in unrealized appreciation	(9,615,794)	17,812,520	27,496,678	23,296,908
Increase in net assets resulting from operations	$18,898,988	$38,959,026	$117,794,443	$116,409,703

Distributions to shareholders

From net investment income
Investor shares	(41,240)	—	(38,740,084)	(43,443,631)
Institutional shares	—	—	(2,101,310)	(221,529)
From net realized capital gains
Investor shares	(11,873,089)	—	(57,212,862)	(40,399,809)
Institutional shares	—	—	(2,735,943)	(1,873,539)
Distributions to shareholders	$(11,914,329)	$—	$(100,790,199)	$(87,938,508)

Capital share transactions

Investor shares
Proceeds from sale of shares	17,570,266	64,141,094	126,912,063	109,922,407
Reinvestment of dividends	11,457,321	—	93,342,311	81,316,576
Shares repurchased	(93,651,117)	(57,837,992)	(176,632,200)	(319,945,814)
Institutional shares
Proceeds from sale of shares	—	—	21,017,574	47,056,910
Reinvestment of dividends	—	—	4,680,007	4,060,327
Shares repurchased	—	—	(28,123,976)	(3,151,216)
Increase (decrease) in net assets from capital share transactions	(64,623,530)	6,303,102	41,195,779	(80,740,810)
Increase (decrease) in net assets	$(57,638,871)	$45,262,128	$58,200,023	$(52,269,615)

Net assets

Beginning of year	337,646,465	292,384,337	854,574,097	906,843,712
End of year	$280,007,594	$337,646,465	$912,774,120	$854,574,097
Undistributed net investment income	$—	$—	$452,400	$1,288,403

Shares issued and redeemed

Investor shares
Shares sold	457,184	1,804,945	4,769,277	4,315,687
Shares issued through dividend reinvestment	299,560	—	3,617,824	3,180,687
Shares repurchased	(2,439,567)	(1,714,610)	(6,656,133)	(12,704,220)
Institutional shares
Shares sold	—	—	796,103	1,836,237
Shares issued through dividend reinvestment	—	—	181,012	158,817
Shares repurchased	—	—	(1,063,800)	(125,562)
Net increase (decrease) in shares outstanding
Investor shares	(1,682,823)	90,335	1,730,968	(5,207,846)
Institutional shares	—	—	(86,685)	1,869,492

44	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

Statement of Changes in Net Assets

	Mid-Cap Fund		Small-Cap Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations

Net investment income (loss)	$(23,214)	$(3,967)	$(54,745)	$(15,770)
Net realized gain from securities transactions	212,480	52,256	159,434	214,987
Net change in unrealized appreciation (depreciation)	(218,623)	108,957	(447,743)	234,930
Increase (decrease) in net assets resulting from operations	$(29,357)	$157,246	$(343,054)	$434,147

Distributions to shareholders

From net investment income
Investor shares	(44,067)	(38,657)	(18,240)	(207,925)
Institutional shares	—	—	—	—
From net realized capital gains
Investor shares	(61,337)	(7,481)	(135,119)	(12,114)
Institutional shares	—	—	—	—
Distributions to shareholders	$(105,404)	$(46,138)	$(153,359)	$(220,039)

Capital share transactions

Investor shares
Proceeds from sale of shares	5,017,389	1,693,819	5,045,005	3,958,816
Reinvestment of dividends	99,933	45,691	148,696	216,762
Shares repurchased	(866,885)	(82,204)	(1,968,803)	(345,704)
Institutional shares
Proceeds from sale of shares	—	—	—	—
Reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Increase in net assets from capital share transactions	4,250,437	1,657,306	3,224,898	3,829,874
Increase in net assets	$4,115,676	$1,768,414	$2,728,485	$4,043,982

Net assets

Beginning of year	2,408,816	640,402	5,268,532	1,224,550
End of year	$6,524,492	$2,408,816	$7,997,017	$5,268,532
Undistributed net investment income	$—	$—	$—	$—
Shares issued and redeemed
Investor shares
Shares sold	277,965	99,348	277,501	223,478
Shares issued through dividend reinvestment	5,622	2,613	8,466	11,938
Shares repurchased	(47,206)	(5,038)	(106,703)	(19,415)
Institutional shares
Shares sold	—	—	—	—
Shares issued through dividend reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase in shares outstanding
Investor shares	236,381	96,923	179,264	216,001
Institutional shares	—	—	—	—

The accompanying notes are an integral part of these financial statements.	45

THE PARNASSUS FUNDS

Statement of Changes in Net Assets

	Workplace Fund		Fixed-Income Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from operations

Net investment income (loss)	$5,327	$1,971	$2,951,385	$2,158,350
Net realized gain from securities transactions	83,504	103,697	371,905	702,413
Net change in unrealized appreciation (depreciation)	41,877	122,068	784,019	868,923

Increase (decrease) in net assets resulting from operations	$130,708	$227,736	$4,107,309	$3,729,686

Distributions to shareholders

From net investment income
Investor shares	(39,959)	(81,854)	(3,077,798)	(2,464,220)
Institutional shares	—	—	—	—

From net realized capital gains
Investor shares	(58,400)	(16,343)	(214,276)	(376,117)
Institutional shares	—	—	—	—
Distributions to shareholders	$(98,359)	$(98,197)	$(3,292,074)	$(2,840,337)

Capital share transactions

Investor shares
Proceeds from sale of shares	2,585,379	1,322,483	30,169,418	24,754,494
Reinvestment of dividends	96,912	96,484	2,955,648	2,503,607
Shares repurchased	(783,124)	(199,884)	(15,598,252)	(11,505,949)

Institutional shares
Proceeds from sale of shares	—	—	—	—
Reinvestment of dividends	—	—	—	—
Shares repurchased	—	—	—	—
Increase in net assets from capital share transactions	1,899,167	1,219,083	17,526,814	15,752,152

Increase in net assets	$1,931,516	$1,348,622	$18,342,049	$16,641,501

Net assets

Beginning of year	2,361,584	1,012,962	62,520,115	45,878,614
End of year	$4,293,100	$2,361,584	$80,862,164	$62,520,115

Undistributed net investment income	$—	$—	$30,614	$11,757

Shares issued and redeemed

Investor shares
Shares sold	143,974	79,493	1,867,052	1,534,155
Shares issued through dividend reinvestment	5,432	5,582	183,013	155,252
Shares repurchased	(43,934)	(11,973)	(966,644)	(715,147)
Institutional shares
Shares sold	—	—	—	—
Shares issued through dividend reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase (decrease) in shares outstanding
Investor shares	105,472	73,102	1,083,421	974,260
Institutional shares	—	—	—	—

46	The accompanying notes are an integral part of these financial statements.

THE PARNASSUS FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

The Parnassus Funds are comprised of two trusts, The Parnassus Funds trust and The Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Fund which commenced operations on December 27, 1984 and the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, both of which commenced operations on August 31,1992. The Parnassus California Tax-Exempt Fund, formerly a Fund in the Parnassus Income Funds trust, was liquidated and ceased operations on December 14, 2007. The Trust’s financial statements and reports are presented in a single consolidated report for all periods presented.

Securities Valuations

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers, and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Short-term investments in U.S. Government Agency discount notes are valued at amortized cost, which approximates market value. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Securities Transactions

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Dividends to Shareholders

Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Fixed-Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

Investment Income, Expenses, and Distributions

Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis. Distributions to shareholders are recorded on the record date.

Securities Lending

The Parnassus Fund, Equity Income Fund and Fixed-Income Fund lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

47

THE PARNASSUS FUNDS

NOTES TO FINANCIAL STATEMENTS CONTINUED

Community Development Investment Programs

The Parnassus Fund, Equity Income Fund and the Fixed-Income Fund may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid because they may not be able to be sold within seven days.

As part of our community development investment program, the Equity Income Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured, however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits.

The Equity Income Fund holds a debt instrument issued by Microvest I, LP, a microfinance limited partnership specializing in providing capital to international microfinance institutions (“MFI’s”) that extend credit to developing countries and the entrepreneurial poor. This instrument may be subject to political and foreign currency exchange risk not normally associated with domestic debt instruments. Microvest I, LP investment in MFI’s can be affected by, among other factors, commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the various countries where MFI’s operate.

Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock, no par value.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48–Accounting for Uncertainty in Income Taxes – an interpretation of FASB No.109, which establishes a minimum threshold for income tax benefits to be recognized on the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. FASB Interpretation No. 48 is effective for periods beginning after December 15, 2006, and was adopted by the funds on January 1, 2007. The adoption had no effect on the funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the funds’ financial statement disclosures.

48

NOTES TO FINANCIAL STATEMENTS CONTINUED

2. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2007 and 2006, were as follows:

	Parnassus Fund		Equity Income Fund		Mid-Cap Fund
Distributions paid from:	2007	2006	2007	2006	2007	2006
Ordinary income	$—	$—	$40,451,183	$45,345,165	$39,184	$38,657
Long-term capital gains	11,914,329	—	60,339,017	42,593,343	66,220	7,481
Total distributions	$11,914,329	$—	$100,790,200	$87,938,508	$105,404	$46,138

	Small-Cap Fund		Workplace Fund		Fixed-Income Fund
Distributions paid from:	2007	2006	2007	2006	2007	2006
Ordinary income	$18,229	$208,050	$38,847	$81,085	$3,077,798	$2,464,696
Long-term capital gains	135,130	11,989	59,512	17,112	214,276	375,641
Total distributions	$153,359	$220,039	$98,359	$98,197	$3,292,074	$2,840,337

At December 31, 2007, the cost of investments in long-term securities, net unrealized appreciation, distributable earnings, and undistributed earnings for income tax purposes were as follows:

	Parnassus Fund	Equity Income Fund	Mid-Cap Fund	Small-Cap Fund	Workplace Fund	Fixed-Income Fund
Costs of investment	$262,246,896	$748,626,620	$6,370,548	$7,051,180	$4,027,391	$57,041,757
Unrealized appreciation	32,095,556	126,850,003	458,087	693,868	391,175	2,111,140
Unrealized depreciation	(20,735,520)	(28,619,375)	(556,764)	(865,878)	(198,960)	(337,743)
Net unrealized appreciation (depreciation)	$11,360,036	$98,230,628	$(98,677)	$(172,010)	$192,215	$1,773,397
Distributable earnings – ordinary income	$—	$40,981,311	$33,751	$—	$38,847	$3,096,655
Distributable earnings – long-term capital gains	$14,182,729	$51,272,382	$155,385	$135,130	$54,610	$226,426
Undistributed earnings – ordinary income	$—	$530,128	$—	$—	$—	$30,614
Undistributed earnings – long-term capital gains	$2,268,400	$—	$93,715	$—	$1,143	$12,150

The Small-Cap Fund incurred $3,377 of post-October capital losses as of December 31, 2007, which is deferred until 2008 for tax purposes.

49

THE PARNASSUS FUNDS

NOTES TO FINANCIAL STATEMENTS CONTINUED

Net investment income and net ordinary income is the same for all funds for financial statement and tax purposes during the year ended December 31, 2007 with the exception of Parnassus Equity Income Fund. For Parnassus Equity Income Fund, the net investment income differs from ordinary income for financial statement and tax purposes primarily due to income recognition differences for partnership investments. Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and partnership allocations.

Reclassifications as shown in the following table, have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2007. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP.

Fund	Increase in Undistributed Net Investment Income	Decrease in Undistributed Net Realized Gain/Loss	Decrease in Capital Paid-in
Parnassus Fund	$62,808	$(41,240)	$(21,568)
Equity Income Fund	$33,295,168	$(33,295,168)	$—
Mid-Cap Fund	$67,279	$(67,279)	$—
Small-Cap Fund	$72,983	$(18,240)	$(54,743)
Workplace Fund	$34,629	$(34,629)	$—
Fixed-Income Fund	$145,270	$(145,270)	$—

3. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

Fund	Purchases	Sales
Parnassus Fund	$271,469,650	$354,264,902
Equity Income Fund	$790,889,959	$901,809,600
Mid-Cap Fund	$8,026,954	$3,886,144
Small-Cap Fund	$9,354,722	$7,024,038
Workplace Fund	$3,825,845	$1,791,050
Fixed-Income Fund	$36,926,599	$15,906,485

50

NOTES TO FINANCIAL STATEMENTS CONTINUED

4. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the funds, Parnassus Investments is entitled to receive fees payable monthly, based on each fund’s average daily net assets for the month, at the following annual rates:

Parnassus Fund: 1.00% of the first $10,000,000, 0.75% of the next $20,000,000, 0.70% of the next $70,000,000, 0.65% of the next $100,000,000 and 0.60% of the remaining balance. Workplace Fund and Mid-Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Small-Cap Fund: 1.00% of the first $100,000,000, 0.90% of the next $100,000,000, 0.85% of the next $300,000,000 and 0.80% of the amount above $500,000,000. For the year ended December 31, 2007, Parnassus Investments has contractually agreed to reduce its investment advisory fee through May 1, 2008 to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund,1.20% of net assets for the Workplace Fund and 1.40% of net assets for the Small-Cap Fund and the Mid-Cap Fund.

Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2007, Parnassus Investments has contractually agreed to reduce its investment advisory fee through May 1, 2008 to the extent necessary to limit total operating expenses to 0.99% of net assets for the Equity Income Fund – Investor Shares, 0.78% of net assets for the Equity Income Fund – Institutional Shares, and 0.87% of net assets for the Fixed-Income Fund. Parnassus Investments further waived an additional 0.12% of net assets for Fixed-Income Fund for the year ended December 31, 2007.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Fund, Mid-Cap Fund, Small-Cap Fund and Workplace Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Equity Income Fund and Fixed-Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The fund administration services fee was 0.07% of average net assets under this new agreement for the year ended December 31, 2007.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the funds. For these services, the funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Equity Income Fund – Institutional Shares does not incur service provider fees.

5. Expense Offset Arrangement

The Funds have entered into an arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custody fees. During the year ended December 31, 2007, the custody fees were reduced as indicated in the Statements of Operations by the expense offset.

51

THE PARNASSUS FUNDS

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Parnassus Fund(d)

	2007		2006		2005		2004	2003
Net asset value at beginning of year	$36.23		$31.68		$31.09		$30.05	$25.79
Income (loss) from operations(c):
Net investment income (loss)	—		(0.04)		0.16		0.12	0.02
Net realized and unrealized gain on securities	2.03		4.59		0.63		1.05	4.32
Total from investment operations	2.03		4.55		0.79		1.17	4.34
Distributions:
Dividends from net investment income	(0.01)		—		(0.20)		(0.13)	(0.08)
Distributions from net realized gains on securities	(1.59)		—		—		—	—
Total distributions	(1.60)		—		(0.20)		(0.13)	(0.08)
Net asset value at end of year	$36.66		$36.23		$31.68		$31.09	$30.05
Total overall return	5.43%		14.36%		2.55%		3.89%	16.83%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.00%		1.01%		1.03%		0.99%	1.03%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.99	%(g)	0.99	%(g)	0.99	%(g)	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	(0.01%)		(0.13%)		0.53%		0.40%	0.07%
Portfolio turnover rate	88.67%		141.98%		136.07%		119.80%	61.33%
Net assets, end of year (000s)	$280,008		$337,646		$292,384		$339,893	$369,555

52

Financial Highlights continued

Equity Income Fund – Investor Shares

	2007		2006		2005		2004	2003
Net asset value at beginning of year	$24.83		$24.02		$25.00		$24.00	$21.20
Income (loss) from operations(c):
Net investment income	0.20		0.30		0.41		0.40	0.44
Net realized and unrealized gain on securities	3.28		3.23		0.24		1.79	2.85
Total from investment operations	3.48		3.53		0.65		2.19	3.29
Distributions:
Dividends from net investment income	(1.18)		(1.38)		(0.85)		(0.56)	(0.49)
Distributions from net realized gains on securities	(1.82)		(1.34)		(0.78)		(0.63)	—
Total distributions	(3.00)		(2.72)		(1.63)		(1.19)	(0.49)
Net asset value at end of year	$25.31		$24.83		$24.02		$25.00	$24.00
Total return	14.13%		14.70%		2.62%		9.30%	15.69%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.03%		1.06%		1.07%		1.04%	0.96%
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.99	%(g)	0.99	%(g)	0.99	%(g)	1.04%	0.95%
Ratio of net investment income to average net assets	0.73%		1.17%		1.63%		1.63%	1.95%
Portfolio turnover rate	91.42%		116.75%		109.54%		79.88%	79.21%
Net assets, end of year (000s)	$867,577		$808,104		$906,844		$894,415	$630,249

Equity Income Fund – Institutional Shares

	2007		2006(f)
Net asset value at beginning of period	$24.86		$25.59
Income (loss) from operations(c):
Net investment income	0.25		0.19
Net realized and unrealized gain on securities	3.28		1.73
Total from investment operations	3.53		1.92
Distributions:
Dividends from net investment income	(1.22)		(1.31)
Distributions from net realized gains on securities	(1.82)		(1.34)
Total distributions	(3.04)		(2.65)
Net asset value at end of year	$25.35		$24.86
Total return	14.35%		7.46	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.82%		0.85	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	0.78	%(g)	0.78	%(b)(d)
Ratio of net investment income to average net assets	0.95%		1.10	%(b)
Portfolio turnover rate	91.42%		116.75%
Net assets, end of period (000s)	$45,197		$46,471

53

THE PARNASSUS FUNDS

Financial Highlights continued

Mid-Cap Fund

	2007		2006		2005(e)
Net asset value at beginning of period	$17.36		$15.30		$15.00
Income (loss) from operations(c):
Net investment income (loss)	(0.08)		(0.06)		0.04
Net realized and unrealized gain on securities	0.40		2.47		0.44
Total from investment operations	0.32		2.41		0.48
Distributions:
Dividends from net investment income	(0.12)		(0.29)		(0.04)
Distributions from net realized gains on securities	(0.17)		(0.07)		(0.14)
Total distributions	(0.29)		(0.36)		(0.18)
Net asset value at end of year	$17.39		$17.36		$15.30
Total overall return	1.81%		15.78%		3.22	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	2.04%		5.29%		9.03	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.40	%(g)	1.40	%(g)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	(0.42%)		(0.35%)		0.37	%(b)
Portfolio turnover rate	76.85%		122.04%		31.41	%(a)
Net assets, end of period (000s)	$6,524		$2,409		$640

Small-Cap Fund
	2007		2006		2005(e)
Net asset value at beginning of period	$17.94		$15.76		$15.00
Income (loss) from operations(c):
Net investment income (loss)	(0.13)		(0.10)		(0.03)
Net realized and unrealized gain (loss) on securities	(0.56)		3.07		1.18
Total from investment operations	(0.69)		2.97		1.15
Distributions:
Dividends from net investment income	(0.04)		(0.74)		(0.39)
Distributions from net realized gains on securities	(0.30)		(0.05)		—
Total distributions	(0.34)		(0.79)		(0.39)
Net asset value at end of year	$16.91		$17.94		$15.76
Total overall return	(3.92%)		18.78%		7.65	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	2.06%		3.03%		7.27	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.40	%(g)	1.40	%(g)	1.40	%(b)
Ratio of net investment income (loss) to average net assets	(0.72%)		(0.56%)		(0.27	%)(b)
Portfolio turnover rate	100.30%		125.00%		86.20	%(a)
Net assets, end of period (000s)	$7,997		$5,269		$1,225

54

Financial Highlights continued

Workplace Fund

	2007		2006		2005(e)
Net asset value at beginning of period	$17.05		$15.49		$15.00
Income (loss) from operations(c):
Net investment income	0.03		0.02		0.04
Net realized and unrealized gain on securities	0.94		2.28		0.50
Total from investment operations	0.97		2.30		0.54
Distributions:
Dividends from net investment income	(0.17)		(0.61)		(0.05)
Distributions from net realized gains on securities	(0.25)		(0.13)		—
Total distributions	(0.42)		(0.74)		(0.05)
Net asset value at end of year	$17.60		$17.05		$15.49
Total overall return	5.64%		14.84%		3.60	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	2.64%		4.04%		6.91	%(b)
Ratio of net expenses to average net assets (net of waiver and expense offset arrangements)	1.20	%(g)	1.20	%(g)	1.20	%(b)
Ratio of net investment income (loss) to average net assets	0.16%		0.12%		0.39	%(b)
Portfolio turnover rate	56.18%		96.93%		27.55	%(a)
Net assets, end of period (000s)	$4,293		$2,362		$1,013

Fixed-Income Fund

	2007		2006		2005	2004	2003
Net asset value at beginning of year	$16.11		$15.79		$15.87	$16.00	$15.88
Income (loss) from operations(c):
Net investment income	0.67		0.67		0.48	0.33	0.58
Net realized and unrealized gain (loss) on securities	0.25		0.49		(0.08)	(0.01)	0.26
Total from investment operations	0.92		1.16		0.40	0.32	0.84
Distributions:
Dividends from net investment income	(0.69)		(0.74)		(0.48)	(0.33)	(0.65)
Distributions from net realized gains on securities	(0.05)		(0.10)		—	(0.09)	(0.07)
Return of capital	—		—		—	(0.03)	—
Total distributions	(0.74)		(0.84)		(0.48)	(0.45)	(0.72)
Net asset value at end of year	$16.29		$16.11		$15.79	$15.87	$16.00
Total return	5.81%		7.45%		2.55%	2.05%	5.30%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.87%		0.92%		1.01%	0.97%	0.92%
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	0.75	%(g)	0.75	%(g)	0.75%	0.75%	0.62%
Ratio of net investment income to average net assets	4.13%		4.13%		3.03%	2.08%	3.59%
Portfolio turnover rate	32.48%		41.27%		34.08%	24.38%	125.74%
Net assets, end of year (000s)	$80,862		$62,520		$45,879	$38,205	$34,098

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Income (loss) from operations per share is based on average daily shares outstanding.
(d)	Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total overall return figures.
(e)	The Mid-Cap Fund, the Small-Cap Fund and the Workplace Fund commenced operations on April 29, 2005 and the period shown is from April 29, 2005 through December 31, 2005.
(f)	The Equity Income Fund – Institutional Shares commenced operations on April 28, 2006 and the period shown is from April 28, 2006 through December 31, 2006.
(g)	Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Equity Income Fund – Investor Shares, 0.78% for the Equity Income Fund – Institutional Shares, 1.40% for the Mid-Cap Fund and the Small-Cap Fund, 1.20% for the Workplace Fund and 0.87% for the Fixed-Income Fund. Parnassus Investments has also voluntarily limited additional expenses for the Fixed-Income Fund. (see note 4 for details.)

55

ADDITIONAL INFORMATION (UNAUDITED)

Board of Trustees and Officers

	Independent Trustees§			Interested Trustee†
Name	Herbert A. Houston	Jeanie S. Joe	Donald V. Potter	Jerome L. Dodson

Age	64	60	62	64

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Trustee	Trustee	Trustee	President and Trustee

Term of Office and Length of Service	Indefinite. Since 1992 for Parnassus Income Funds. Since 1998 for Parnassus Funds.	Indefinite. Since October 2004.	Indefinite. Since 2002.	Indefinite. Since 1992 for Parnassus Income Funds. Since 1984 for the Parnassus Funds.

Principal Occupation(s) During Past 5 Years	Healthcare consultant and owner of several small businesses; Chief Executive Officer of the Haight Ashbury Free Clinics, Inc. from 1987 to 1998.	President of Geo/ Resource Consultants, a geotechnical and environmental consulting firm, since 1995.	President and owner of Windermere Associates, a consulting firm specializing in business strategy, since 1984.	President and Trustee of the Parnassus Funds and the Parnassus Income Funds since their inceptions; President and Director of Parnassus Investments since June 1984.

Portfolios in the Fund Complex Overseen by Trustee	Six	Six	Six	Six

Other Directorships Held by Trustee	None	None	None	None

§	“Independent” trustees are trustees who are not deemed to be “interested persons” of the funds as defined in the Investment Company Act of 1940.

†	An “interested” trustee is a trustee who is deemed to be an “interested person” of the funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the funds because of his ownership in the funds’ investment adviser and because he is an officer of the Trusts.

††	Jerome L. Dodson is the father of Stephen J. Dodson, the Assistant Secretary of the funds.

Additional information about the fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505.

56

Board of Trustees and Officers continued

Officers§
Name	Todd C. Ahlsten	Stephen J. Dodson*	Marc C. Mahon	Richard D. Silberman

Age	35	30	30	70

Address	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105	One Market – Steuart Tower, Suite 1600 San Francisco, California 94105

Position(s) Held with Funds	Vice President	Vice President and Assistant Secretary	Treasurer	Secretary

Term of Office and Length of Service	Indefinite. Since 2001.	Indefinite. Since 2002.	Indefinite. Since March 2007.	Indefinite. Since 1986.

Principal Occupation(s) During Past 5 Years	Financial Analyst and Director of Research at Parnassus Investments since 1995. Portfolio manager of the Equity Income Fund and Fixed-Income Fund since May 2001.

Financial Analyst

with Morgan Stanley

1999-2001.

Associate with Advent

International, a venture

capital firm 2001-2002.

Executive Vice

President and Chief

Operating Officer with

Parnassus Investments

2002-Present.

Chief Financial Officer

of Parnassus

Investments since December

2007. Treasurer of

Parnassus Funds and

Parnassus Income

Funds since March

2007. Accounting

Manager of Parnassus

Funds and Parnassus

Income Funds July

2004 to March 2007.

Senior Accountant with

Paul Capital Partners

2003-2004 and

Fremont Investment

Advisors 2001-2003.

Retired business lawyer.

*	Stephen J. Dodson is the son of Jerome L. Dodson, the President and a trustee of the funds.

57

ADDITIONAL INFORMATION (UNAUDITED) continued

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. The funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or obtaining from the Securities and Exchange Commission’s website or our Parnassus website.

Quarterly Portfolio Schedule

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Federal Income Tax Information

For the year ended December 31, 2007, the following percentages of ordinary income distributed by the funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

	QDI	DRD
Parnassus Fund	0.00%	0.00%
Equity Income Fund	18.12%	18.33%
Mid-Cap Fund	89.06%	89.13%
Small-Cap Fund	6.50%	6.59%
Workplace Fund	94.86%	98.68%
Fixed-Income Fund	0.14%	0.13%

58

T H E P A R N A S S U S F U N D S

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105 (800) 999-3505 (415) 778-0200 www.parnassus.com

Investment Adviser

Parnassus Investments One Market – Steuart Tower Suite 1600 San Francisco, CA 94105

Legal Counsel

Foley & Lardner LLP 777 E. Wisconsin Ave. Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP 50 Fremont Street San Francisco, CA 94105

Distributor

Parnassus Investments One Market – Steuart Tower Suite 1600 San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

Recycled Paper

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2007. During the fiscal year ending December 31, 2007 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Income Funds determined that Donald Potter, Chairman of the board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Potter’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Group and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2006 and 2007 were $72,977 and $103,847 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2006 and 2007 were $0 and $14,400 respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2006 and 2007 were $16,150 and $17,408 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs(a) through (c) of this Item.

(e)(1) The Audit committee’s pre-approval policies and procedures are as follows:

The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Fund, affiliated funds, and other services affiliated.

Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services when such services are identified, and in all cases approval is required prior to completion.

(e)(2) None

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser act forth in 4(b) and (c) of this Item of $16,150 and $17,408 for the fiscal years ended December 31, 2006 and 2007, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s first fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Parnassus Income Funds

Date: February 11, 2008	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 11, 2008	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Date: February 11, 2008	By:	/s/ Marc C. Mahon
Marc C. Mahon Treasurer